As filed with the Securities and Exchange Commission on May 7, 2003

Securities Act File No. 333- Investment Company Act File No. 811-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	|X|
Pre-Effective Amendment No.	| |
Post-Effective Amendment No.	| |
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	|X|
Amendment No.	| |

Preferred Income Strategies Fund II, Inc. (Exact Name of Registrant as Specified In Charter)

800 Scudders Mill Road, Plainsboro, New Jersey 08536 (Address of Principal Executive Offices)

(Registrant’s Telephone Number, including Area Code): (609) 282-2800

Terry K. Glenn
Preferred Income Strategies Fund II, Inc.
800 Scudders Mill Road, Plainsboro, New Jersey 08536
Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:
Bradley J. Lucido, Esq. FUND ASSET MANAGEMENT, L.P. P.O. Box 9011 Princeton, New Jersey 08543-9011	Frank P. Bruno, Esq. SIDLEY AUSTIN BROWN & WOOD LLP 787 Seventh Avenue New York, New York 10019-6018

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), other than securities offered in connection with dividend or interest reinvestment plans, check the following box. | |

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT

Title of Securities Being Registered	Amount Being Registered(1)(2)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(3)

Common Stock ($.10 par value)	40,000 shares	$25.00	$1,000,000	$81

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Includes shares subject to the underwriters’ overallotment option.
(3)	Transmitted prior to the filing date to the designated lockbox of the Securities and Exchange Commission at Mellon Bank in Pittsburgh, PA. .

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion Preliminary Prospectus dated May 7, 2003

PROSPECTUS
Shares Preferred Income Strategies Fund II, Inc. Common Stock

Preferred Income Strategies Fund II, Inc. is a newly organized, diversified, closed-end fund. The primary investment objective of the Fund is to provide stockholders with current income. The secondary investment objective of the Fund is to provide stockholders with capital appreciation. Under normal market conditions and after the initial investment period following this offering, at least 80% of the Fund’s net assets, plus the amount of any borrowing for investment purposes, will be invested in a portfolio of preferred securities, including convertible preferred securities. The Fund intends to invest at least 80% of its total assets in preferred securities or debt securities that are rated investment grade or, if unrated, are considered by the Fund’s investment adviser to be of comparable quality. The Fund may invest up to 20% of its total assets in preferred securities or debt securities that are rated below investment grade or, if unrated, are considered by the Fund’s investment adviser to be of comparable quality. The Fund allocates its investments among various industries and among issuers in such industries. The Fund will invest at least 25% of its total assets in the industries comprising the financial services sector. The Fund also will emphasize investments in the industries comprising the utilities sector; however, the Fund will not invest 25% or more of its total assets in any one of the industries comprising
(continued on following page)

Investing in the Fund’s common stock involves certain risks that are described in the “Risk Factors and Special Considerations” section beginning on page 7 of this prospectus.

	Per Share	Total
Public offering price	$25.00	$
Underwriting discount	$	$
Proceeds, before expenses, to the Fund	$	$

The underwriters may also purchase up to an additional shares at the public offering price, less the underwriting discount, within 45 days from the date of this prospectus to cover overallotments.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The shares will be ready for delivery on or about _________ __, 2003.

Merrill Lynch & Co.

The date of this prospectus is , 2003.

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the utilities sector. Emphasis on these sectors may subject the Fund to certain risks. Under current market conditions, the Fund expects to invest primarily in fully taxable preferred securities. The Fund may invest without limitation in U.S. dollar denominated securities of issuers domiciled outside the United States. There can be no assurance that the Fund’s investment objectives will be realized.

Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a price lower than their net asset value. This is commonly referred to as “trading at a discount.” The risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund plans to apply to list its shares on the New York Stock Exchange or another national securities exchange under the symbol “ .”

The Fund may leverage through borrowings or the issuance of preferred stock or debt securities. Within approximately three to six months after completion of this offering of common stock, the Fund intends to offer shares of preferred stock representing approximately % of the Fund’s capital, or approximately % of the Fund’s common stock equity, immediately after the issuance of such preferred stock. There can be no assurance, however, that preferred stock representing such percentage of the Fund’s capital will actually be issued. The use of preferred stock to leverage the common stock can create special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

PROSPECTUS SUMMARY

This summary is qualified in its entirety by reference to the detailed information included in this prospectus.

The Fund	Preferred Income Strategies Fund II, Inc. is a newly organized, diversified, closed-end fund.

The Offering

The Fund is offering                  shares of common stock at an initial offering price of $25.00 per share through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). You must purchase at least 100 shares of common stock. The underwriters may purchase up to an additional              shares of common stock within 45 days from the date of this prospectus to cover overallotments, if any.

Investment Objectives and Policies

The primary investment objective of the Fund is to provide stockholders with current income. The secondary investment objective of the Fund is to provide stockholders with capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of preferred securities, including convertible preferred securities that may be converted into common stock or other securities of the same or a different issuer (“preferred securities”). The Fund may invest in fixed rate and adjustable rate securities. The Fund may invest in securities of any maturity. There can be no assurance that the Fund’s investment objectives will be realized.

Preferred Securities. Under normal market conditions and after the initial investment period following this offering, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of preferred securities. Based on the current market for preferred securities, the Fund expects to invest primarily in taxable preferred securities. Pursuant to Section 243 of the Internal Revenue Code of 1986, as amended (the “Code”), payments on taxable preferred securities do not qualify for the dividends received deduction (the “Dividends Received Deduction”). The Dividends Received Deduction generally allows corporations to deduct 70% of dividends received from their income. Since the Fund currently expects to invest primarily in taxable preferred securities, most of the Fund’s distributions to stockholders will not qualify for the Dividends Received Deduction. In addition, it is expected that Fund distributions derived from income on taxable preferred securities will not be excludable from taxable income under certain proposals currently being discussed by federal government officials. Discussion of these proposals is ongoing, so their impact on the Fund and its stockholders cannot be predicted. Changes in the tax treatment of preferred securities and payments thereon may result in an increase in the supply of and demand for preferred securities making payments eligible for the Dividends Received Deduction. If such changes in the preferred securities market were to occur, the Fund may invest a greater percentage of its assets in preferred securities making payments eligible for the Dividends Received Deduction than is currently anticipated.

Debt Securities and Common Stock. The Fund may invest up to 20% of its total assets in debt securities, including convertible debt securities (“debt securities”). The Fund also may invest up to 20% of its total assets in common stocks. The Fund does

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not currently intend to invest directly in common stocks but may acquire and hold common stock pursuant to a convertible feature in a security, in unit offerings, in an exchange offer, or in connection with a restructuring or bankruptcy of a portfolio security or similar transaction.

The allocation of the Fund’s assets in various types of preferred, debt and equity securities may vary from time to time depending on the Investment Adviser’s assessment of market conditions.

Credit Quality. Under normal market conditions and after the initial investment period following this offering, the Fund will invest at least 80% of its total assets in preferred securities and debt securities that are rated investment grade by the established rating services (Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), BBB or higher by Standard & Poor’s (“Standard & Poor’s”) or BBB or higher by Fitch, Inc. (“Fitch”)) or, if unrated, are considered by the Investment Adviser to be of comparable quality.

The Fund may invest up to 20% of its total assets in preferred securities or debt securities that are rated below investment grade (Ba or lower by Moody’s, BB or lower by Standard & Poor’s or BB or lower by Fitch) or, if unrated, are considered by the Investment Adviser to be of comparable quality, provided that such securities are issued by an issuer having outstanding a class of senior debt rated investment grade.

Foreign Securities. The Fund may invest without limitation in securities of issuers domiciled outside the United States, provided that the securities are U.S. dollar denominated investments or otherwise provide for payment to the Fund in U.S. dollars.

Portfolio Strategies. The Fund may use a variety of portfolio strategies both to seek to increase the return of the Fund and to seek to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. These strategies include the use of derivatives, such as indexed securities, inverse securities, interest rate transactions, credit default swaps, options, futures, options on futures and short sales.

The Fund’s hedging transactions are designed to reduce volatility but may come at some cost. For example, the Fund may try to limit its risk of loss from a decline in price of a portfolio security by purchasing a put option. However, the Fund must pay for the option, and the price of the security may not in fact drop. In large part, the success of the Fund’s hedging activities depends on the Investment Adviser’s ability to forecast movements in securities prices and interest rates. The strategies the Fund uses to seek to enhance its return may be riskier and have more speculative aspects than its hedging strategies. The Fund is not required to use derivatives to enhance income or hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any strategies it uses will work.

Investment Emphasis. The Fund will allocate its investments among industries and among issuers in such industries, based on the Investment Adviser’s evaluation of market and economic conditions. The Fund expects to have significant exposure to the

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financial services sector and will invest at least 25% of its total assets in the industries comprising the financial services sector. The Fund also will emphasize investments in the utilities sector; however, the Fund will not invest 25% or more of its total assets in any one of the industries comprising the utilities sector. Such emphasis may subject the Fund to certain risks.

Use of Leverage by the Fund

Issuance of Preferred Stock. The Fund may borrow money, issue debt securities or issue shares of preferred stock. The Fund may borrow money and issue debt securities in amounts up to 33 1/3%, and may issue shares of preferred stock in amounts up to 50%, of the value of its total assets to finance additional investments. Currently, the Fund intends to offer shares of preferred stock within approximately three to six months after completion of this offering. Under current market conditions it is anticipated that the preferred stock will represent approximately    % of the Fund’s capital, including the capital raised by issuing the preferred stock, or approximately      % of the Fund’s common stock equity. There can be no assurance, however, that preferred stock will actually be issued or if issued what percentage of the Fund’s capital it will represent. Issuing preferred stock will result in the leveraging of the common stock. Although the Board of Directors has not yet determined the terms of the preferred stock offering, the Fund expects that the preferred stock will pay dividends that will be adjusted over either relatively short term periods (generally seven to 28 days) or medium term periods (up to five years). The preferred stock dividend rate will be based upon prevailing interest rates for debt obligations of comparable maturity. The money raised by the preferred stock offering will be invested in preferred securities and longer term obligations in accordance with the Fund’s investment objectives. The expenses of the preferred stock, which will be borne by the Fund, will reduce the net asset value of the common stock. During periods when the Fund has preferred stock outstanding, the Fund will pay fees to the Investment Adviser for its services that are higher than if the Fund did not issue preferred stock, because the fees will be calculated on the basis of the Fund’s average weekly net assets, including proceeds from the sale of preferred stock.

Potential Benefits of Leverage. Under normal market conditions, the Investment Adviser believes that the dividend and interest income on the Fund’s portfolio should exceed the dividend rate the Fund must pay to the preferred stockholders. Thus, the Fund’s use of preferred stock should provide common stockholders with a higher yield than they would receive if the Fund were not leveraged, although no assurance can be given that the issuance of preferred stock will result in a higher yield to common stockholders.

Risks of Leverage. The use of leverage creates certain risks for common stockholders, including higher volatility of both the net asset value and the market value of the common stock. Since any decline in the value of the Fund’s investments will affect only the common stockholders, in a declining market the use of leverage will cause the Fund’s net asset value to decrease more than it would if the Fund were not leveraged. This decrease in net asset value will likely also cause a decline in the market price for shares of common stock. In addition, fluctuations in the dividend

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rates paid on, and the amount of income allocable to, the preferred stock will affect the yield to common stockholders. There can be no assurance that the dividend and interest income earned on the Fund’s investments will be greater than the then current dividend rate the Fund pays on the preferred stock. Under certain conditions, the benefits of leverage to common stockholders will be reduced, and the Fund’s leveraged capital structure could result in a lower yield to common stockholders than if the Fund were not leveraged.

During times of rising interest rates, the market value of the Fund’s portfolio investments and, consequently, the net asset value of its shares may decline. The Fund’s leveraging of its portfolio by issuing preferred stock may accentuate the potential decline. The Fund also may invest in inverse floating obligations and similar securities that create investment leverage, which may further accentuate any decline. Any investor who purchases shares with borrowed funds may experience an even greater decline.

Distributions. When the Fund issues preferred stock, common stockholders will receive all of the Fund’s net income that remains after it pays dividends on the preferred stock and generally will be entitled to a pro rata share of net realized capital gains. If the Fund is liquidated, preferred stockholders will be entitled to receive liquidating distributions before any distribution is made to common stockholders. These liquidating distributions are expected to equal the original purchase price per share of the preferred stock plus any accumulated and unpaid dividends.

Redemption of Preferred Stock. The Fund may redeem the preferred stock for any reason. For example, the Fund may redeem all or part of the preferred stock if it believes that the Fund’s leveraged capital structure will cause common stockholders to obtain a lower yield than they would if the common stock were unleveraged for any significant amount of time.

Voting Rights. Preferred stockholders, voting as a separate class, will be entitled to elect two of the Fund’s Directors. Common and preferred stockholders, voting together as a single class, will be entitled to elect the remaining Directors. If the Fund fails to pay dividends to the preferred stockholders for two full years, the holders of all outstanding shares of preferred stock, voting as a separate class, would then be entitled to elect a majority of the Fund’s Directors. The preferred stockholders also will vote separately on certain other matters as required under the Fund’s Charter, the Investment Company Act of 1940, as amended, and the General Corporation Law of the State of Maryland. Otherwise, common and preferred stockholders will have equal voting rights (one vote per share) and will vote together as a single class.

Ratings. Before it offers the preferred stock, the Fund intends to apply to one or more nationally recognized statistical rating organizations for ratings on the preferred stock. The Fund believes that a rating for the preferred stock will make it easier to market the stock, which should reduce the dividend rate.

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Listing

Currently, there is no public market for the Fund’s common stock. However, the Fund plans to apply to list its shares of common stock on the New York Stock Exchange or another national securities exchange under the symbol “          .”

Investment Adviser

Fund Asset Management, L.P., the Investment Adviser, provides investment advisory and administrative services to the Fund. For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of    % of the Fund’s average daily net assets (including assets acquired from the sale of any preferred stock), plus the proceeds of any outstanding borrowings used for leverage.

Dividends and Distributions

The Fund intends to distribute dividends from its net investment income monthly, and net realized capital gains, if any, at least annually. The Fund expects that it will commence paying dividends within 90 days of the date of this prospectus. Once the Fund issues preferred stock, the monthly dividends to common stockholders will consist of all or a portion of net investment income that remains after the Fund pays dividends on the preferred stock. Currently, in order to maintain a more stable level of monthly dividend distributions to common stockholders, the Fund intends to pay out less than all of its net investment income or pay out accumulated undistributed income in addition to current net investment income. The Fund will distribute net capital gains, if any, at least annually to common stockholders and, after it issues the preferred stock, on a pro rata basis to common and preferred stockholders. The Fund may not declare any cash dividend or other distribution on its common stock unless the preferred stock has asset coverage of at least 200%. If the Fund issues preferred stock representing    % of its total capital, the preferred stock’s asset coverage will be approximately      %. If the Fund’s ability to make distributions on its common stock is limited, the Fund may not be able to qualify for taxation as a regulated investment company. This would have adverse tax consequences for stockholders.

Yield Considerations

The yield on the Fund’s common stock will vary from period to period depending on factors including, but not limited to, the length of the initial investment period, market conditions, the timing of the Fund’s investment in portfolio securities, the securities comprising the Fund’s portfolio, the ability of the issuers of the portfolio securities to pay dividends or interest on such securities, changes in interest rates, including changes in the relationship between short term rates and long term rates, the amount and timing of borrowings and the issuance of the Fund’s preferred stock or debt securities, the effects of leverage on the common stock discussed above under “Leverage,” the timing of the investment of leverage proceeds in portfolio securities, the Fund’s net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its shares, and the yield for any given period is not an indication or representation of future yields on Fund shares. The Fund’s ability to achieve any particular yield level after it commences operations depends on future dividend and interest rates and other factors mentioned above, and the initial yield and later yields may be lower. Any statements as to the estimated yield are as of the date made, and no guarantee can be given that the Fund will achieve or maintain any particular yield level.

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Automatic Dividend Reinvestment Plan

Dividend and capital gains distributions generally are used to purchase additional shares of the Fund’s common stock. However, an investor can choose to receive distributions in cash. Since not all investors can participate in the automatic dividend reinvestment plan, you should call your broker or nominee to confirm that you are eligible to participate in the plan.

Mutual Fund Investment Option

Investors who purchase shares in this offering and later sell their shares have the option, subject to certain conditions, to purchase Class A shares of certain funds advised by the Investment Adviser or its affiliates with the proceeds from such sale.

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RISK FACTORS AND SPECIAL CONSIDERATIONS

An investment in the Fund’s common stock should not constitute a complete investment program.

Liquidity and Market Price of Shares. The Fund is newly organized and has no operating history or history of public trading.

Shares of closed-end funds that trade in a secondary market frequently trade at a market price that is below their net asset value. This is commonly referred to as “trading at a discount.” The risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. Accordingly, the Fund is designed primarily for long term investors and should not be considered a vehicle for trading purposes. Net asset value will be reduced following the offering by the underwriting discount and the amount of offering expenses paid by the Fund.

Market Risk and Selection Risk. Market risk is the risk that the market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the relevant market indices, or other funds with similar investment objectives and investment strategies.

Preferred Securities. The Fund invests primarily in a portfolio of preferred securities, including convertible preferred securities that may be converted into common stock or other securities of the same or a different issuer. There are special risks associated with investing in preferred securities:
•	Subordination. Investments in preferred securities entail a higher level of credit risk than more senior debt instruments because preferred securities are subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of priority to corporate income and liquidation payments.
•	Limited Voting Rights. Holders of preferred securities usually have no voting rights with respect to the issuing company, although certain types of preferred securities provide their holders with the right to elect directors if preferred dividends have been in arrears for a specified number of periods. When those voting rights apply, once the issuer pays all the arrearages, the preferred security holders no longer have voting rights.
•	Redemption Rights. Certain preferred securities may contain special redemption features that grant the issuer of the preferred securities a right to redeem the securities prior to a specified date. As with all call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.
•	Deferral. Preferred securities also may include provisions that require or permit the issuer, at its discretion, to defer dividend distributions for a stated period or periods without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its dividend distributions, the Fund may be required to report and possibly distribute income for tax purposes although it has not yet received such income.
•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks.
•	Non-Cumulative Preferred Securities. Dividends on non-cumulative preferred securities do not accrue. Unlike cumulative preferred securities, if a dividend on a share of non-cumulative preferred stock is not paid on the dividend payment date, that dividend ordinarily will never be paid.

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•	Auction Rate or Remarketed Preferred Securities. Auction rate or remarketed preferred securities are adjustable preferred securities the dividends on which are determined at periodically held auctions or through remarketings. If sufficient bids do not exist at an auction (in case of auction rate preferred securities) or if a failed remarketing occurs (in the case of remarketed preferred securities), the Fund may not be able to sell all, and may not be able to sell any, of its auction rate or remarketed preferred securities through the auction or remarketing process. As a result, the Fund’s investment in such stock may be illiquid.

Dividends Received Deduction. Based on the current market for preferred securities, the Fund expects to invest primarily in taxable preferred securities the income from which does not qualify for the Dividends Received Deduction under Section 243 of the Code. The Dividends Received Deduction generally allows corporations to deduct 70% of dividends received from domestic corporations from their income. Since, the Fund currently expects to invest primarily in taxable preferred securities, most of the Fund’s distributions will not qualify for the Dividends Received Deduction. In addition, it is expected that Fund distributions derived from income on taxable preferred securities will not be excludable from taxable income under certain proposals currently being discussed by federal government officials. Discussion of these proposals is ongoing, so their impact on the Fund and its stockholders cannot be predicted. Changes in the tax treatment of preferred securities and payments thereon may result in an increase in the supply of and demand for preferred securities making payments eligible for the Dividends Received Deduction. If such changes in the preferred securities market were to occur, the Fund may invest a greater percentage of its assets in preferred securities making payments eligible for the Dividends Received Deduction than is currently anticipated.

Tax and Accounting Risk. The Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. Additionally, the Financial Accounting Standards Board currently is reviewing accounting guidelines relating to taxable preferred securities. To the extent that a change in the guidelines could adversely affect the market for, and availability of, these securities, the Fund may be adversely affected.

Investment Emphasis. Under normal market conditions, the Fund will invest at least 25% of its total assets in the industries comprising the financial services sector. The Fund also will emphasize investments in the utilities sector; however, the Fund will not invest 25% or more of its total assets in any one of the industries comprising the utilities sector. The Fund is expected to have significant exposure to the companies comprising the financial services industries and, to a lesser extent, to the utilities industries. As a result, the Fund’s investments may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives. These policies also make the Fund more susceptible to adverse economic or regulatory occurrences affecting the financial services and utilities industries.

Financial Services Sector Risk. The Fund’s emphasis on securities of financial services companies makes it more susceptible to adverse conditions affecting such industries than a fund that does not have its assets invested to a similar degree in such issuers. Issuers in the financial services sector are subject to a variety of factors that may adversely affect their business or operations, including extensive regulation at the federal and/or state level and, to the extent that they operate internationally, in other countries, changes in prevailing interest rates, general economic conditions and other industry specific risks. See “Other Investment Policies—Investment Emphasis.”

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Utilities Sector Risk. The Fund’s emphasis on securities of utilities issuers makes it more susceptible to adverse conditions affecting such industries than a fund that does not have its assets invested to a similar degree in such issuers. Issuers in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, governmental regulations, the effects of economic slowdowns and surplus capacity, increased competition from other providers of utility services, technological innovations that may render existing plants, equipment or products obsolete, inexperience with and potential losses resulting from a developing deregulatory environment, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation See “Other Investment Policies—Investment Emphasis.”

Net Asset Value; Interest Rate Sensitivity; Credit Quality and Other Market Conditions. Generally, when interest rates go up, the value of fixed income securities, such as preferred and debt securities, goes down. Therefore, the net asset value of a fund that invests in fixed income securities changes as interest rates fluctuate. During periods of declining interest rates, an issuer may exercise its option to redeem preferred securities or prepay principal of debt securities earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the duration and reduce the value of the security. A real or perceived decline in the credit quality or financial condition of issuers of fixed income securities in which the Fund invests may result in the value of such securities held by the Fund, and hence the Fund’s net asset value, going down. A real or perceived serious deterioration in the credit quality or financial condition of an issuer could cause a permanent decrease in the Fund’s net asset value. Furthermore, volatility in the capital markets and other adverse market conditions may result in a decrease in the value of the securities held by the Fund. Given that the Fund uses market prices to value many of its investments, any decrease in the market value of the fixed income securities held by the Fund will result in a decrease in the Fund’s net asset value.

Leverage. The Fund may borrow money, issue debt securities or issue preferred stock. The Fund may borrow money and issue debt securities in amounts up to 33 1/3%, and may issue shares of preferred stock in amounts up to 50%, of the value of its total assets to finance additional investments. The Fund currently plans to issue preferred stock within approximately three to six months after the completion of this offering. Under current market conditions it is anticipated that the preferred stock will represent approximately % of the Fund’s capital, including capital raised by issuing the preferred stock. There can be no assurance, however, that preferred stock will actually be issued, or if issued what percentage of the Fund’s capital it will represent. Leverage creates certain risks for common stockholders, including higher volatility of both the net asset value and the market value of the common stock, because common stockholders bear the effects of changes in the value of the Fund’s investments. Leverage also creates the risk that the investment return on shares of the Fund’s common stock will be reduced to the extent the dividends paid on preferred stock and other expenses of the preferred stock exceed the dividend and interest income earned by the Fund on its investments. If the Fund is liquidated, preferred stockholders will be entitled to receive liquidating distributions before any distribution is made to common stockholders.

Portfolio Strategies. The Fund may engage in various portfolio strategies both to seek to increase the return of the Fund and to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets. These strategies include the use of derivatives, such as indexed securities, inverse securities, options, futures, options on futures, interest rate transactions, credit default swaps and short sales. Such strategies subject the Fund to the risk that, if the Investment Adviser incorrectly forecasts market values, interest rates or other

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applicable factors, the Fund’s performance could suffer. Certain of these strategies such as inverse securities, credit default swaps and short sales may provide investment leverage to the Fund’s portfolio and result in many of the same risks of leverage to the holders of the Fund’s common stock as discussed above under “Leverage.” The Fund is not required to use derivatives or other portfolio strategies to enhance income or to hedge its portfolio and may not do so. There can be no assurance that the Fund’s portfolio strategies will be effective. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund’s risk of loss.

     Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short and deliver collateral to the broker dealer through which it made the short sale to cover its obligation to deliver the security upon conclusion of the sale. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund will also be required to segregate similar collateral with its custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. The Fund also may make a short sale (“against the box”) by selling a security that the Fund owns or has the right to acquire without the payment of further consideration. The Fund’s potential for loss is greater if it does not own the security that it is short selling.

     Derivatives Risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). The Fund may invest in a variety of derivative instruments for hedging purposes or to seek to enhance its returns, such as options, futures contracts and swap agreements and may engage in short sales. The Fund may use derivatives as a substitute for taking a position in an underlying security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives to add leverage to the portfolio. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, credit risk, leveraging risk, the risk of ambiguous documentation and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument it could lose more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by stockholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

     Options and Futures Transactions. The Fund may engage in options and futures transactions to reduce its exposure to interest rate movements or to enhance its return. If the Fund incorrectly forecasts market values, interest rates or other factors, the Fund’s performance could suffer. The Fund also may suffer a loss if the other party to the transaction fails to meet its obligations. The Fund is not required to enter into options and futures transactions for hedging purposes or to enhance its return and may choose not to do so.

Swaps. In order to seek to hedge the value of the Fund’s portfolio or to seek to enhance the Fund’s return the Fund may enter into interest rate swap transactions or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. In addition to the risks applicable to swaps generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to

10

the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The Fund is not required to enter into interest rate swaps for hedging purposes or to enhance its return and may choose not to do so.

     Foreign Securities. The Fund may invest without limitation in securities of issuers domiciled outside the United States, provided that the securities are U.S. dollar denominated or otherwise provide for payment to the Fund in U.S. dollars. The Fund’s investments in such issuers involve certain risks that are not involved in domestic investments, including fluctuation in foreign interest rates, future foreign political and economic developments and the possible imposition of exchange controls or other governmental laws or regulations.

Liquidity of Investments. Certain fixed income securities, including preferred and debt securities, in which the Fund invests may lack an established secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments.

Debt Securities. The Fund may invest up to 20% of its total assets in debt securities. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

High Yield Securities. The Fund may invest up to 20% of its total assets in preferred securities or debt securities that are rated below investment grade or, if unrated, are considered by the Investment Adviser to be of comparable quality. Non-investment grade securities are often referred to as “high yield” securities, or in the case of non-investment grade debt securities, “junk bonds.” Investments in high yield securities entail a higher level of credit risk (loss of income and/or principal) than investments in higher rated securities. Securities rated in the lower rating categories are considered to be predominantly speculative with respect to capacity to pay interest and repay principal. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. New issuers also may be inexperienced in managing their debt burden. The issuer’s ability to service its debt obligations may be adversely affected by business developments unique to the issuer, the issuer’s inability to meet specific projected business forecasts or the inability of the issuer to obtain additional financing. High yield securities are often unsecured and subordinated to other creditors of the issuer.

Convertible Securities and Common Stock. The preferred securities and debt securities in which the Fund invests may be convertible into the issuer’s or a related party’s common shares. Convertible securities generally offer lower dividend yields or interest rates than non-convertible securities of similar quality. As with all fixed income securities, the market values of the fixed convertible securities that the Fund may invest in tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock.

The Fund may invest up to 20% of its total assets in common stocks. The Fund does not currently intend to invest directly in common stocks but may acquire and hold common stocks pursuant to a convertible feature in a security, in unit offerings, in an exchange offer, or in connection with a restructuring or bankruptcy of the security or similar transactions. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets.

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Rating Agencies. The Fund may be subject to guidelines of one or more nationally recognized statistical ratings organizations that may issue ratings for its preferred stock. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act and may prohibit or limit the use by the Fund of certain portfolio management techniques or investments. The Fund does not expect these guidelines to prevent the Investment Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

Market Disruption. The terrorist attacks in the United States on September 11, 2001 have had a disruptive effect on the securities markets, some of which were closed for a four-day period. These terrorist attacks and related events, including U.S. military actions in Iraq, have led to increased short term market volatility and may have long term effects on U.S. and world economies and markets. Similar disruptions of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Fund’s common stock.

Antitakeover Provisions. The Fund’s Charter, By-laws and the General Corporation Law of the State of Maryland include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

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FEE TABLE

Stockholder Transaction Fees:
Maximum Sales Load (as a percentage of offering price)%
Offering Expenses Borne by the Fund (as a percentage of offering price)(a)%
Dividend Reinvestment Plan Fees	None
Annual Expenses (as a percentage of net assets attributable to common stock):
Investment Advisory Fee(b)(c)%
Interest Payments on Borrowed Funds	None
Other Expenses(b)(c)%

Total Annual Expenses(b)(c)%

(a)	The Investment Adviser has agreed to pay all of the Fund’s organizational expenses. Offering costs will be paid by the Fund. The offering costs to be paid by the Fund are not included in the annual expenses shown in the table. Offering costs borne by common stockholders will result in a reduction of capital of the Fund attributable to common stock. If the Fund offers preferred stock in an amount equal to approximately % of the Fund’s capital, the costs of that offering, estimated to be approximately % of the total dollar amount of the preferred stock offering, will be effectively borne by the common stockholders and result in a reduction of the net asset value of the shares of common stock. These preferred stock offering costs are estimated to be approximately $ per share of common stock ( % of the offering price).
(b)	See “Investment Advisory and Management Arrangements”— page 44.
(c)	Assumes leverage by issuing preferred stock in an amount equal to approximately % of the Fund’s capital at a dividend rate of %. The Fund intends to use leverage only if the Investment Adviser believes that it would result in a higher yield to common stockholders over time. See “Risk Factors and Special Considerations—Leverage” and “Risks and Special Considerations of Leverage.” If the Fund does not use leverage, it is estimated that, as a percentage of net assets attributable to common stock, the Investment Advisory Fee would be %, Interest Payments on Borrowed Funds would be %, Other Expenses would be % and Total Annual Expenses would be %.

EXAMPLE:

1 Year	3 Years	5 Years	10 Years

  An investor would pay the following expenses (including the sales load of $___, estimated offering expenses of this offering of $___ and the estimated preferred stock offering costs
  assuming the Fund offers preferred stock in an amount equal
  to approximately      % of the Fund’s capital (after issuance) of
  $___) on a $1,000 investment, assuming total annual expenses of ___% and a 5% annual return throughout the periods

$	$	$	$

The Fee Table is intended to assist investors in understanding the costs and expenses that a stockholder in the Fund will bear directly or indirectly. The expenses set forth under “Other Expenses” are based on estimated amounts through the end of the Fund’s first fiscal year and assume that the Fund issues approximately shares of common stock. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission (the “Commission”) regulations. The Example should not be considered a representation of future expenses or annual rate of return, and actual expenses, leverage amount or annual rate of return may be more or less than those assumed for purposes of the Example.

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THE FUND

Preferred Income Strategies Fund II, Inc. (the “Fund”) is a newly organized, diversified, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on May 2, 2003, and has registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s principal office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800.

The Fund is organized as a closed-end investment company. Closed-end investment companies differ from open-end investment companies (commonly referred to as mutual funds) in that closed-end investment companies do not redeem their securities at the option of the stockholder, whereas open-end investment companies issue securities redeemable at net asset value at any time at the option of the stockholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to continuous asset in-flows and out-flows that can complicate portfolio management. However, shares of closed-end investment companies frequently trade at a discount from net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

The Board of Directors of the Fund may at any time consider a merger, consolidation or other form of reorganization of the Fund with one or more other closed-end investment companies advised by the Fund’s Investment Adviser with similar investment objectives and policies as the Fund. Any such merger, consolidation or other form of reorganization would require the prior approval of the Board of Directors and the stockholders of the Fund. See “Description of Capital Stock—Certain Provisions of the Charter and By-Laws.”

USE OF PROCEEDS

The net proceeds of this offering will be approximately $ (or approximately $ assuming the underwriters exercise the overallotment option in full) after payment of offering costs estimated to be approximately $ and the deduction of the underwriting discount.

Due to current illiquidity and scarcity of available securities in the preferred securities markets, investments that in the judgment of the Investment Adviser are appropriate investments for the Fund may not be immediately available. Therefore, the Fund expects that there will be an initial investment period of between three and six months following the completion of its common stock offering, depending on market conditions and the availability of appropriate securities, before it is invested in accordance with its investment objectives and policies. Pending such investment, it is anticipated that all or a portion of the proceeds will be invested in U.S. government securities or high grade, short term money market instruments. A relatively long initial investment period may have a negative impact on the yield on the Fund’s common stock and return to stockholders. See “Investment Objectives and Policies.”

INVESTMENT OBJECTIVES AND POLICIES

The primary investment objective of the Fund is to provide stockholders with current income. The secondary investment objective of the Fund is to provide stockholders with capital appreciation. The Fund’s investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

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The Fund seeks to achieve its objectives by investing primarily in a portfolio of preferred securities, including convertible preferred securities that may be converted into common stock or other securities of the same or a different issuer (“preferred securities”). Under normal market conditions and often the initial investment period following the offering, the Fund will invest at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowing for investment purposes, in preferred securities. This is a non-fundamental policy and may be changed by the Board of Directors of the Fund provided that stockholders are provided with at least 60 days’ prior notice of any change as required by the rules under the 1940 Act. Under normal market conditions, the Fund intends to invest primarily in fully taxable preferred securities. The Fund’s portfolio of preferred securities may include both fixed and adjustable rate securities. There can be no assurance that the Fund’s investment objectives will be realized.

The Fund may invest without limitation in securities of issuers domiciled outside the United States that are U.S. dollar denominated investments or otherwise provide for payment to the Fund in U.S. dollars.

The Fund allocates its investments among various industries and among issuers in such industries based on the Investment Adviser’s evaluation of market and economic conditions. Under normal circumstances, the Fund will invest at least 25% of its total assets in the industries comprising the financial services sector. The Fund also will emphasize investments in the utilities sector; however, the Fund will not invest 25% or more of its total assets in any one of the industries comprising the utilities sector. Emphasis on these sectors may subject the Fund to certain risks.

Under normal market conditions, and after the initial investment period following this offering the Fund will invest at least 80% of its total assets in preferred securities or debt securities that are rated investment grade by the established rating services (Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), BBB or higher by Standard & Poor’s (“Standard & Poor’s”) or BBB or higher by Fitch, Inc. (“Fitch”)) or, if unrated, are considered by Fund Asset Management, L.P. (the “Investment Adviser”) to be of comparable quality. The Fund may invest up to 20% of its total assets in securities rated below investment grade (Ba or lower by Moody’s, BB or lower by Standard & Poor’s or BB or lower by Fitch) or, if unrated, are considered by the Investment Adviser to be of comparable quality, provided that such securities are issued by an issuer having outstanding a class of senior debt rated investment grade.

Securities rated Baa by Moody’s, BBB by Standard & Poor’s or BBB by Fitch, although investment grade, are considered to have speculative characteristics. Securities rated Baa by Moody’s are considered by Moody’s as medium to lower medium grade securities; they are neither highly protected nor poorly secured; dividend or interest payments and capital or principal security, as the case may be, appear to Moody’s to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over time; and in the opinion of Moody’s, securities in this rating category lack outstanding investment characteristics. Standard & Poor’s regards such securities as having an adequate capacity to pay dividends or interest and repay capital or principal, as the case may be; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of Standard & Poor’s, to lead to a weakened capacity to pay dividends or interest and repay capital or principal for securities in this category than in higher rating categories. Securities rated BBB by Fitch are considered by Fitch to have adequate capacity for timely payment of financial commitments, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. Securities rated Ba by Moody’s, BB by Standard & Poor’s and BB by Fitch are considered to have speculative elements and a greater vulnerability to default than higher rated securities. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal

15

payments and are susceptible to default or decline in market value due to adverse economic and business developments. The descriptions of the investment grade rating categories by Moody’s, Standard & Poor’s and Fitch, including a description of their speculative characteristics, are set forth in Appendix A. All references to securities ratings by Moody’s, Standard & Poor’s and Fitch in this prospectus shall, unless otherwise indicated, include all securities within each such rating category (i.e., Baa1, Baa2 and Baa3 in the case of Moody’s, BBB+ and BBB- in the case of Standard & Poor’s and BBB+ and BBB- in the case of Fitch). All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund also may invest up to 20% of its total assets in common stocks. The Fund does not currently intend to invest directly in common stocks but may acquire and hold common stocks pursuant to a convertible feature in a security, in unit offerings, in an exchange offer, or in connection with a restructuring or bankruptcy of the security or similar transactions.

The allocation of the Fund’s assets in various types of preferred, debt and equity securities may vary from time to time depending on the Investment Adviser’s assessment of market conditions.

Investment in the common stock of the Fund offers the individual investor several potential benefits. The Fund offers investors the opportunity to receive current income by investing in a professionally managed portfolio comprised primarily of preferred securities, some of which are a type of investment typically not offered to individual investors. The Investment Adviser provides professional management, which includes the extensive credit analysis needed to invest in preferred securities, foreign securities, junk bonds and convertible securities. In addition to using the credit rating provided by independent rating agencies, the Investment Adviser independently evaluates the creditworthiness of the portfolio securities held by the Fund. The Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of such investments. Additionally, the Investment Adviser may seek to enhance the yield of the Fund’s common stock by leveraging the Fund’s capital structure through borrowings or the issuance of short term debt securities or shares of preferred stock. These benefits are at least partially offset by the expenses involved in running an investment company. Such expenses primarily consist of advisory fees and operational costs. The use of leverage also involves certain expenses and risk considerations. See “Risks and Special Considerations of Leverage—Effects of Leverage.”

The Fund may engage in various portfolio strategies to seek to enhance its return or to hedge its portfolio against movements in interest rates through the use of derivatives, such as indexed and inverse securities, options, futures, options on futures, interest rate transactions, credit default swaps and short selling. Each of these portfolio strategies is described below. There can be no assurance that the Fund will employ these strategies or that, if employed, they will be effective.

The Fund may vary its investment policies for temporary defensive purposes during periods in which the Investment Adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, the Fund for temporary defensive purposes may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies,

16

certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an established rating agency, or other debt securities deemed by the Investment Adviser to be consistent with a defensive posture, or may hold its assets in cash.

The Fund may invest in, among other things, the types of instruments described below:

Description of Preferred Securities

General. Under normal market conditions and after the initial investment period following this offering, the Fund will invest at least 80% of its net assets (including assets aquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in preferred securities. Generally, preferred securities receive dividends in priority to distributions on common stock and usually have a priority of claim over common stockholders if the issuer of the stock is liquidated. Preferred securities include “hybrid” or taxable preferred securities and traditional preferred stocks whose dividends qualify for the Dividends Received Deduction as described below. Preferred securities have certain characteristics of both debt and equity securities. Like debt securities, preferred securities’ rate of income is generally contractually fixed. Like equity securities, preferred securities do not have rights to precipitate bankruptcy filings or collection activities in the event of missed payments. Furthermore, preferred securities are generally in a subordinated position in an issuer’s capital structure and their values are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Taxable Preferred Securities. Based on current market conditions, the Fund intends to invest primarily in taxable preferred securities (often referred to as “hybrid” preferred securities), the payments on which are not eligible for the dividends received deduction allowed to corporate shareholders (“Dividends Received Deduction”) pursuant to Section 243 of the Internal Revenue Code of 1986, as amended (the “Code”). Such payments constitute deductible interest expense for issuers thereof rather than dividends eligible for the Dividends Received Deduction. Pursuant to Section 243 of the Code, corporations generally may deduct 70% of the dividend income they receive from domestic corporations. Corporate stockholders of a regulated investment company, for which status the Fund intends to qualify, generally are permitted to claim a deduction with respect to that portion of their dividend distributions attributable to amounts received by the regulated investment company that qualify for the Dividends Received Deduction. However, many preferred securities pay dividends that are not eligible for the Dividends Received Deduction. The taxable preferred securities in which the Fund intends to invest typically offer additional yield spread versus other types of preferred securities due to the fact that payments made with respect to such preferred securities do not qualify for the Dividends Received Deduction. Accordingly, any corporate stockholder should assume that none of the distributions it receives from the Fund will qualify for the Dividends Received Deduction. In addition, it is expected that Fund distributions derived from income on taxable preferred securities will not be excludable from taxable income under certain proposals currently being discussed by federal government officials. Discussion of these proposals is ongoing, so their impact on the Fund and its stockholders cannot be predicted. Changes in the tax treatment of preferred securities and payments thereon may result in an increase in the supply of and demand for preferred securities making payments eligible for the Dividends Received Deduction. If such changes in the preferred securities market were to occur, the Fund may invest a greater percentage of its assets in preferred securities making payments eligible for the Dividends Received Deduction than is currently anticipated. Taxable preferred securities are a comparatively new asset class. Taxable preferred securities include but are not limited to: trust originated preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, public income notes and other trust preferred securities.

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Taxable preferred securities are typically issued by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The taxable preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. The taxable preferred securities market is generally divided into the “$25 par” and the “institutional” segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange (the “NYSE”), which trade and are quoted “flat” (i.e., without accrued dividend income that is not included in the trading price) and which are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange listed, which trade and are quoted on an “accrued income” basis, and which typically have a minimum of 10 years of call protection (at premium prices) from the date of their original issuance.

Taxable preferred securities normally constitute junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, taxable preferred securities often permit the issuer to defer the payment of income for a specified period, which may be eighteen months or more, without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without adverse consequence to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when cumulative payments on the taxable preferred securities have not been made), issuers and investors generally treat taxable preferred securities as close substitutes for traditional preferred securities. Taxable preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Taxable preferred securities are often issued with a final maturity date, although some are perpetual in nature. In certain instances, the final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholders. Should an issuer default on its obligations under such a security, the amount of dividends the Fund pays to stockholders may be adversely affected.

Many taxable preferred securities are issued by trusts or other special purpose entities established by operating companies, and are not direct obligations of the operating company. At the time a trust or special purpose entity sells its preferred securities to investors, the trust or special purpose entity purchases debt of the operating company (with terms comparable to those of the securities issued by the trust or special purpose entity), which enables the operating company to deduct for federal income tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for federal income tax purposes such that the holders of the taxable preferred securities are treated as owning beneficial interests in the underlying debt of the operating company.

Accordingly, dividend payments made with respect to such taxable preferred securities are treated as interest rather than dividends for federal income tax purposes and, as such, are not eligible for the Dividends Received Deduction. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s assets over the operating company’s common stockholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a taxable preferred security has a rating that is slightly below that of its corresponding operating company’s senior

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debt securities. As a result of their subordinated position in an issuer’s capital structure, taxable preferred securities typically offer investors a higher interest payment compared to the senior debt securities of the operating company.

Traditional Fixed Rate Preferred Securities. Unlike taxable preferred securities, traditional fixed rate preferred securities generally have fixed dividend rates for the life of the issue and typically, unless issued by a foreign corporation, pay dividends that qualify for the Dividends Received Deduction. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred securities are convertible into other equity securities. Perpetual preferred securities provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred securities provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred securities can be expected to vary inversely with interest rates. Certain fixed rate preferred securities have features intended to provide some degree of price stability. These features may include an auction mechanism at some specified future date. The auction feature is normally intended to enhance the probability that a preferred securities stockholder will be able to dispose of its holdings close to a pre-specified price, typically equal to par or a stated value. Other price stability mechanisms include convertibility into an amount of common equity of the same issuer at some specified future date, typically in amounts not greater than par value of the underlying preferred securities. Another common form of fixed rate preferred securities is the traditional convertible preferred security, which permits the holder to convert into a specified number of shares at the holder’s option at any time prior to a specified date. Innovative preferred securities and convertible preferred securities are less liquid than the traditional fixed rate preferred security.

Dividends on any series of preferred stock may be cumulative or non-cumulative. Cumulative dividends accumulate until paid out, so if on the dividend payment date no dividend is declared such obligation will exist and take precedence over any common stock dividends until paid out. Non-cumulative dividends do not accrue and any omitted dividends will never be paid.

Adjustable Rate Preferred Securities. Unlike traditional fixed rate preferred securities, adjustable rate preferred securities are preferred securities that have a dividend rate that adjusts periodically to reflect changes in the general level of interest rates. Adjustable rate preferred securities generally pay dividends that qualify for the Dividends Received Deduction. The adjustable feature is intended to make the market value of these securities less sensitive to changes in interest rates than similar securities with fixed dividend rates.

The dividend rate on adjustable rate preferred securities typically is determined quarterly according to an adjustment formula established at the time of issuance of such securities that cannot be changed without approval of the holders thereof. Although adjustment formulas vary among issues, they typically involve a fixed relationship either to: (1) rates on specific classes of debt securities issued by the U.S. Treasury, such as the highest base rate yield of the 90-day Treasury bill, the 10-year Treasury note, or either the 20-year or 30-year Treasury bond or (2) London Interbank Offered Rate, with limits (known as “collars”) on the minimum dividend rate that may be paid. As the maximum dividend rate is approached, any further increase in interest rates may adversely affect the market value of the stock. As the minimum dividend rate is approached, any further decrease in interest rates may positively affect the market value of the preferred securities.

The market values of outstanding issues of adjustable rate preferred securities may fluctuate in response to changing market conditions. In the event that market participants in a particular issue demand a different yield than the adjustment formulas produce, the market price will change to produce the desired yield. The dividend

19

yield demanded by market participants may vary with changing perceptions of credit quality and the relative levels of short term and long term interest rates, as well as other factors. Most of the adjustable rate preferred securities currently outstanding are perpetual.

Auction Rate Preferred Securities. Auction rate preferred securities pay dividends that adjust based upon periodic auctions. Such preferred securities are similar to short term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred securities at par in an auction, through which buyers set the dividend rate in a bidding process for the next pre-determined dividend period. The dividend rate set in the auction depends upon market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred securities’ dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of auction rate preferred securities generally provide that they are redeemable by the issuer at certain times or under certain conditions.

Remarketed Preferred Securities. Like buyers of auction rate preferred securities, buyers of shares of a series of remarketed preferred securities receive a uniform dividend rate. In a remarketing, however, unlike an auction, the dividend rate and dividend period are set by remarketing agents, taking into account sell and hold orders from existing holders, the rates and number of shares sought by potential buyers and prevailing market conditions. During the remarketing process, remarketing agents use their reasonable best efforts to remarket the remarketed preferred securities tendered for sale in the remarketing. The dividend rate for each dividend period will be the rate per annum that the remarketing agents determine, in their sole discretion, to be the lowest rate, giving effect to the allocation of shares of remarketed preferred stock among dividend periods of different lengths, that will enable the remarketing agents to sell at par all shares tendered for sale in the remarketing.

From time to time, preferred securities issues have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Investment Adviser believes that doing so would be consistent with the Fund’s investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Description of Convertible Securities

A convertible security is a bond, debenture, note or preferred security that may be converted into or exchanged for a prescribed amount of common stock or other securities of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred securities until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) the potential for capital appreciation if the market price of the underlying common stock increases. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible securities of the same issuer. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or other securities or sell it to a third party.

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Description of Debt Securities

The Fund may invest up to 20% of its total assets in debt securities with ratings equivalent to those of the preferred securities in which the Fund may invest. Debt securities in which the Fund may invest include: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts therefor; securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by international or supranational entities; corporate debt securities including notes, bonds and debentures; certificates of deposit and bankers’ acceptances, or time deposits; commercial paper; and mortgage related securities. These securities may be of any maturity. The value of debt securities can be expected to vary inversely with interest rates.

Description of Common Stocks

The Fund may invest up to 20% of its total assets in common stocks. The Fund currently has no intention to invest directly in common stocks but may acquire and hold common stock pursuant to a convertible feature in a security, in unit offerings, in an exchange offer, or in connection with a restructuring or bankruptcy of a portfolio security or similar transaction. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other stockholder or class of stockholders, including holders of such entity’s preferred securities and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Illiquid Securities

The Fund may invest in preferred securities, debt securities and other securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. The Fund has no limitation on the amount of its investments that are not readily marketable or are subject to restrictions on resale. Such investments may affect the Fund’s ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets. See “Net Asset Value” for information with respect to the valuation of illiquid securities.

OTHER INVESTMENT POLICIES

The Fund has adopted certain other policies as set forth below:

Investment Emphasis

Under normal market conditions, the Fund will invest at least 25% of its total assets in the industries comprising the financial services sector. The Fund also expects to have significant exposure to the industries comprising the utilities sector. If adverse economic conditions prevail in the financial services industries sector at some future date, the Fund, for defensive purposes may temporarily invest less than 25% of its total assets in the industries comprising the financial services sector.

Financial Services. Under normal market conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the industries comprising the financial services sector. The companies in the financial services sector are companies principally engaged in financial services. A company is principally engaged in financial services if it owns financial service related assets that constitute at least 50% of its revenue from providing financial services. The financial services industries includes bank holding companies,

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commercial banks, industrial banks, savings institutions, credit unions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, commodity brokerage houses, investment advisory companies, leasing companies, life insurance companies, property insurance companies, casualty insurance companies, multi-line insurance companies and companies providing similar services.

The Fund’s emphasis on securities of financial services companies makes it more susceptible to adverse conditions affecting such industries than a fund that does not have its assets invested to a similar degree in such issuers. Issuers in the financial services sector are subject to a variety of factors that may adversely affect their business or operations, including extensive regulation at the federal and/or state level and, to the extent that they operate internationally, in other countries. Each of these industries also may be significantly affected by changes in prevailing interest rates, general economic conditions and industry specific risks. The enactment of new legislation and regulation, as well as changes in the interpretation and enforcement of existing laws and regulations, may directly affect the manner of operations and profitability of participants in the financial services sector. From time to time, changes in law and regulation have permitted greater diversification of their financial products, but their ability to expand by acquisition or branching across state lines and to engage in non-banking activities continues to be limited. Federal or state law and regulations require banks, bank holding companies, broker dealers and insurance companies to maintain minimum levels of capital and liquidity. Bank regulators have broad authority and can impose sanctions, including conservatorship or receivership, on non-complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders’ equity.

Utilities. From time to time the Fund also will have significant exposure to issuers in the industries comprising the utilities sector; however, the Fund will not invest 25% or more of its total assets in any one of the industries comprising the utilities sector. These industries include companies primarily engaged in the generation, transmission, sale or distribution of electric energy; the distribution, purification and treatment of water; the provision of sewage management, treatment or other sanitary services; the production, transmission or distribution of natural gas; and the provision of pollution control or abatement services.

The Fund’s emphasis on securities of utilities issuers makes it more susceptible to adverse conditions affecting such industries than a fund that does not have its assets invested to a similar degree in such issuers. Issuers in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, governmental regulation of rates charged to customers, costs associated with environmental and other regulations, the effects of economic slowdowns and surplus capacity, increased competition from other providers of utility services, technological innovations that may render existing plants, equipment or products obsolete, inexperience with and potential losses resulting from a developing deregulatory environment, including losses and regulatory issues in connection with energy trading, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the potential that costs incurred by the utility, such as the cost of fuel, change more rapidly than the rate the utility is permitted to charge its customers, the effects of a national energy policy, and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes.

There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on preferred or common stocks. Additionally, existing and possible future regulatory

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legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

The nature of regulation of the utility industries is evolving both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The emergence of competition and deregulation may result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates.

Indexed and Inverse Floating Obligations

The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund also may invest in securities whose return is inversely related to changes in an interest rate (“inverse floaters”). In general, inverse floaters change in value in a manner that is opposite to most bonds—that is, interest rates on inverse floaters will decrease when short term rates increase and increase when short term rates decrease. Investments in indexed securities and inverse floaters may subject the Fund to the risk of reduced or eliminated interest payments. Investments in indexed securities also may subject the Fund to loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities. Both indexed securities and inverse floaters can be derivative securities and can be considered speculative.

Interest Rate Transactions

In order to seek to hedge the value of the Fund’s portfolio against interest rate fluctuations or to seek to enhance the Fund’s return, the Fund may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may enter into these transactions to seek to preserve a return or spread on a particular investment or portion of its portfolio, to seek to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to seek to enhance its return. However, the Fund also may invest in interest rate swaps to seek to enhance income or to seek to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). The Fund is not required to pursue these portfolio strategies and may choose not to do so. The Fund cannot guarantee that any strategies it uses will work.

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In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund’s custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund’s custodian.

The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

Typically, the parties with which the Fund will enter into interest rate transactions will be broker dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are more recent innovations and are less liquid than swaps. Certain Federal income tax requirements may limit the Fund’s ability to engage in interest rate swaps. Payments from transactions in interest rate swaps generally will be taxable as ordinary income to stockholders. See “Taxes.”

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Credit Default Swap Agreements

The Fund may enter into credit default swap agreements for hedging purposes or to enhance its returns. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into credit default swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). The Fund will at all times segregate with its custodian in connection with each such transaction unencumbered liquid securities or cash with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss.

Investments in Foreign Securities

The Fund may invest without limitation in preferred securities and debt securities of issuers domiciled outside of the United States that are U.S. dollar denominated or provide for payment to the Fund in U.S. dollars. Investment in foreign securities involves certain risks not involved in domestic investments.

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Public Information. Many of the foreign securities held by the Fund will not be registered with the Commission nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about the foreign issuer of such securities than about a U.S. issuer, and such foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. issuers. Traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to such securities, particularly those issued in certain smaller, emerging foreign capital markets. Foreign issuers, and issuers in smaller, emerging capital markets in particular, generally are not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic issuers.

Trading Volume, Clearance and Settlement. Foreign financial markets, while often growing in trading volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Government Supervision and Regulation. There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons in a company to only a specific class of securities that may have less advantageous terms than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of closed-end investment companies, not more than 5% of which may be invested in any one such company. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares in closed-end investment companies, stockholders would

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bear both their proportionate share of the Fund’s expenses (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies. The Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

Foreign Sub-Custodians and Securities Depositories. Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or the Fund may incur additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Options

Call Options. The Fund may purchase call options on any of the types of securities in which it may invest. A purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

The Fund also is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

The Fund also is authorized to write (i.e., sell) uncovered call options on securities in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities. When writing uncovered call options, the Fund must deposit and maintain sufficient margin with the broker dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, the Fund will segregate with its custodian in connection with each such transaction unencumbered liquid securities or cash with a value at least equal to the Fund’s exposure (the difference between the unpaid amounts owed by the Fund on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the

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Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leverging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Fund will lose the difference.

Put Options. The Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Fund acquires a right to sell the underlying security at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased.

The Fund also has authority to write (i.e., sell) put options on the types of securities that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund’s return. The Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

The Fund is also authorized to write (i.e., sell) uncovered put options on securities in which it may invest but that the Fund does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income and to acquire a security at a net cost below the current market value. The Fund has the obligation to buy the securities at an agreed upon price if the securities decrease below the exercise price. If the securities price increases during the option period, the option will expire worthless and the Fund will retain the premium and will not have to purchase the securities at the exercise price. The Fund will segregate with its custodian in connection with such transaction unencumbered liquid securities or cash with a value at least equal to the Fund’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss. The Fund also may purchase uncovered put options.

Financial Futures and Options Thereon

The Fund is authorized to engage in transactions in financial futures contracts (“futures contracts”) and related options on such futures contracts either as a hedge against adverse changes in the market value of its portfolio securities or to seek to enhance the Fund’s income. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract, to buy and the seller of a futures contract to sell a security for a set price on a future date or, in the case of an index futures contract, to make and accept a cash

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settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation (i.e., by entering into an offsetting transaction). Futures contracts have been designed by boards of trade which have been designated “contract markets” by the Commodities Futures Trading Commission (the “CFTC”). Transactions by the Fund in futures contracts and financial futures are subject to limitations as described below under “—Restrictions on the Use of Futures Transactions.”

The Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of securities that may be held by the Fund will fall, thus reducing the net asset value of the Fund. However, as interest rates rise, the value of the Fund’s short position in the futures contract also will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund’s investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which the Fund would have incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.

The Fund also has authority to purchase and write call and put options on futures contracts. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities or an increase in interest rates. Similarly, the Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value or a decline in interest rates of securities which the Fund intends to purchase.

The Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets (“OTC options”). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties’ obligation is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See “—Restrictions on OTC Options” below for information as to restrictions on the use of OTC options.

Restrictions on the Use of Futures Transactions. Under regulations of the CFTC, the futures trading activity described herein will not result in the Fund being deemed a “commodity pool,” as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

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When the Fund purchases a futures contract or writes a put option or purchases a call option thereon, an amount of cash or liquid instruments will be segregated with the Fund’s custodian so that the amount so segregated, plus the amount of variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

Restrictions on OTC Options. The Fund will engage in transactions in OTC options only with banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. OTC options and assets used to cover OTC options written by the Fund are considered by the staff of the Commission to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

Risk Factors in Interest Rate Transactions and Options and Futures Transactions

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transaction and that pertaining to the securities that are the subject of such transaction. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. In addition, interest rate transactions that may be entered into by the Fund do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the security underlying an interest rate swap is prepaid and the Fund continues to be obligated to make payments to the other party to the swap, the Fund would have to make such payments from another source. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. In the case of a purchase by the Fund of an interest rate cap or floor, the amount of loss is limited to the fee paid. Since interest rate transactions are individually negotiated, the Investment Adviser expects to achieve an acceptable degree of correlation between the Fund’s rights to receive interest on securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the prices of the securities that are the subject of the hedge. If the price of the options or futures moves more or less than the price of the subject of the hedge, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The risk particularly applies to the Fund’s use of futures and options thereon when it uses such instruments as a so-called “cross-hedge,” which means that the security that is the subject of the futures contract is different from the security being hedged by the contract. Utilization of options and futures and options thereon through uncovered call options and uncovered put options are highly speculative strategies. If the price of the uncovered option moves in the direction not anticipated by the Fund, the Fund’s losses will not be limited.

Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options and futures. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be

30

possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or an option related to a futures contract.

Short Sales

The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to enhance return.

When the Fund makes a short sale, it must borrow the security sold short and deliver collateral to the broker dealer through which it made the short sale to cover its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund also will be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Fund also may make short sales “against the box.” These transactions will involve either short sales of securities retained in the Fund’s portfolio or securities which it has the right to acquire without the payment of further consideration.

Other Investment Strategies

Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements and purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. government securities. Under such agreements, the bank or primary dealer agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time

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during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under “Risks and Special Considerations of Leverage—Effects of Leverage” herein since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may segregate with the custodian liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund segregates such liquid instruments, a reverse repurchase agreement will not be considered a borrowing by the Fund, however, under circumstances in which the Fund does not segregate such liquid instruments, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Lending of Portfolio Securities. The Fund may lend securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund receives the income on the loaned securities. Where the Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. The Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Fund could suffer a loss where

32

there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) or its affiliates and to retain an affiliate of the Fund as lending agent. See “Portfolio Transactions.”

When-Issued and Forward Commitment Securities. The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. When such transactions are negotiated, the price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate with the custodian cash or other liquid instruments with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value at all times will exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered, and the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days for mortgage-related securities, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Standby Commitment Agreements. The Fund from time to time may enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund may be paid a commitment fee, regardless of whether or not the security ultimately is issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Fund. The Fund at all times will segregate with the custodian cash or other liquid instruments with a value equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security reasonably can be expected to be issued and the value of the security thereafter will be reflected in the calculation of the Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

The Fund may in the future employ new or additional investment strategies and instruments if those strategies and instruments are consistent with the Fund’s investment objectives and are permissible under applicable regulations governing the Fund.

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RISKS AND SPECIAL CONSIDERATIONS OF LEVERAGE

Effects of Leverage

At times, the Fund expects to utilize leverage through borrowings or issuance of short term debt securities or shares of preferred stock. The Fund has the ability to utilize leverage through borrowing or the issuance of short term debt securities in an amount up to 33 1/3% of the value of its total assets (including the amount obtained from such borrowings or debt issuance). The Fund also has the ability to utilize leverage through the issuance of shares of preferred stock in an amount up to 50% of the value of its total assets (including the amount obtained from such issuance). The Fund currently intends to issue preferred stock within approximately three to six months after the completion of this offering. Under current market conditions it is anticipated that the preferred stock will represent approximately % of the Fund’s capital, including the capital raised by issuing the preferred stock, or approximately % of the Fund’s common stock equity. There can be no assurance, however, that preferred stock will actually be issued or if issued what percentage of the Fund’s capital it will represent. Issuing the preferred stock will result in the leveraging of the common stock. Although the Fund’s Board of Directors has not yet determined the terms of the preferred stock offering, the Fund anticipates that the preferred stock will pay dividends that will be adjusted over either relatively short term periods (generally seven to 28 days) or medium term periods (up to five years). The dividend rate will be based upon prevailing interest rates for debt obligations of comparable maturity. The proceeds of the preferred stock offering will be invested in accordance with the Fund’s investment objectives. The expenses of the preferred stock, which will be borne by the Fund, will reduce the net asset value of the common stock. Because under normal market conditions, obligations with longer maturities produce higher yields than short term and medium term obligations, the Investment Adviser believes that the spread inherent in the difference between the short term and medium term rates paid by the Fund as dividends on the preferred stock and the generally longer term rates received by the Fund on its portfolio securities may provide holders of common stock with a potentially higher yield.

     The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The Fund at times may borrow from affiliates of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

The use of leverage, however, involves certain risks to the holders of common stock. For example, issuance of the preferred stock may result in higher volatility of the net asset value of the common stock and potentially more volatility in the market value of the common stock. In addition, changes in the short term and medium term dividend rates on, and the amount of taxable income allocable to, the preferred stock will affect the yield to holders of common stock. Leverage will allow holders of common stock to realize a higher current yield than if the Fund were not leveraged as long as the Fund, while accounting for its costs and operating expenses, is able to realize higher dividend and interest income on its investment portfolio than the then current dividend rate of the preferred stock. However, short term, medium term and long term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short term, medium term and long term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short term and medium term rates may substantially increase relative to the long term obligations in which the Fund may be invested. To the extent that the current dividend rate on the preferred stock approaches the dividend and interest income on the Fund’s investment portfolio, the benefit of leverage to holders of common stock will be decreased. If the current dividend rate on the preferred stock were

34

to exceed the dividend and interest income on the Fund’s portfolio, holders of common stock would receive a lower yield than if the Fund were not leveraged. Similarly, since both the cost of issuing the preferred stock and any decline in the value of the Fund’s investments (including investments purchased with the proceeds from any preferred stock offering) will be borne entirely by holders of common stock, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of common stock than if the Fund were not leveraged. If the Fund is liquidated, holders of preferred stock will be entitled to receive liquidating distributions before any distribution is made to holders of common stock.

In an extreme case, a decline in net asset value could affect the Fund’s ability to pay dividends on the common stock. Failure to make such dividend payments could adversely affect the Fund’s qualification as a regulated investment company under the Federal tax laws. See “Taxes.” However, the Fund intends to take all measures necessary to make common stock dividend payments. If the Fund’s current investment income is ever insufficient to meet dividend payments on either the common stock or the preferred stock, the Fund may have to liquidate certain of its investments. In addition, the Fund will have the authority to redeem the preferred stock for any reason and may redeem all or part of the preferred stock under the following circumstances:
•	if the Fund anticipates that the leveraged capital structure will result in a lower yield for any significant amount of time to holders of common stock than that obtainable if the common stock were not leveraged,
•	if the asset coverage for the preferred stock declines below 200% either as a result of a decline in the value of the Fund’s portfolio investments or as a result of the repurchase of common stock, or
•	in order to maintain the asset coverage guidelines established by a nationally recognized statistical ratings organization that have rated the preferred stock.

Redemption of the preferred stock or insufficient investment income to make dividend payments may reduce the net asset value of the common stock and require the Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on the common stock in certain instances. The Fund also may be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund also may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations that may issue ratings for the short term debt instruments or preferred stock issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s total assets). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, the Fund is not permitted to issue shares of preferred stock unless immediately after such issuance the

35

net asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the value of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common stock unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. In the event shares of preferred stock are issued, the Fund intends, to the extent possible, to purchase or redeem shares of preferred stock from time to time to maintain coverage of any preferred stock of at least 200%.

The Fund’s willingness to borrow money and issue debt securities or preferred stock for investment purposes, and the amount it will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Investment Adviser’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

As discussed under “Investment Advisory and Management Arrangements,” during periods when the Fund has preferred stock outstanding or outstanding borrowings for leverage, the fees paid to the Investment Adviser for investment advisory and management services will be higher than if the Fund did not issue preferred stock or borrow because the fees paid will be calculated on the basis of the Fund’s average weekly net assets, including proceeds from the sale of preferred stock, plus the proceeds of any outstanding borrowings used for leverage. Consequently, the Fund and the Investment Adviser may have differing interests in determining whether to leverage the Fund’s assets. The Board of Directors will monitor this potential conflict.

Assuming the use of leverage by issuing preferred stock (paying dividends at a rate that generally will be adjusted every seven days) in an amount representing approximately % of the Fund’s capital at an annual dividend rate of % payable on such preferred stock based on market rates as of the date of this prospectus, the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such dividend payments would be %.

     The following table is designed to illustrate the effect on the return to a holder of common stock of the leverage obtained by the issuance of preferred stock representing approximately     % of the Fund’s capital, assuming hypothetical annual returns on the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to stockholders when portfolio return is positive and decreases the return when portfolio return is negative. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (net of expenses)	(10)%		(5)%		0%		5%	10%
Corresponding Common Stock Return	(	)%	(	)%	(	)%	%	%

Until the Fund issues shares of preferred stock or borrows, the Fund’s common stock will not be leveraged and the special considerations related to leverage described in the prospectus will not apply. Such leveraging of the common stock cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objectives and policies.

Portfolio Management and Other Considerations

If short term or medium term rates increase or other changes in market conditions occur to the point where the Fund’s leverage could adversely affect holders of common stock as noted above (or in anticipation of such changes), the Fund may attempt to shorten the average maturity of its investment portfolio in order to offset the

36

negative impact of leverage. The Fund also may attempt to reduce the degree to which it is leveraged by redeeming preferred stock pursuant to the Fund’s Articles Supplementary, which establish the rights and preferences of the preferred stock, or otherwise by purchasing shares of preferred stock. Purchases and redemptions of preferred stock, whether on the open market or in negotiated transactions, are subject to limitations under the 1940 Act. In determining whether or not it is in the best interest of the Fund and its stockholders to redeem or repurchase outstanding preferred stock, the Board of Directors will take into account a variety of factors, including the following:

•	market conditions,
•	the ratio of preferred stock to common stock, and
•	the expenses and timing associated with such redemption or repurchase.

If market conditions subsequently change, the Fund may sell previously unissued shares of preferred stock or shares of preferred stock that the Fund had issued but later repurchased or redeemed. The Fund will incur additional expenses in connection with the subsequent registration and sale of preferred stock.

The Fund intends to apply for ratings of the preferred stock from one or more nationally recognized statistical ratings organizations. In order to obtain these ratings, the Fund may be required to maintain portfolio holdings that meet the specified guidelines of such organizations. These guidelines may impose asset coverage and portfolio composition requirements that are more stringent than those imposed by the 1940 Act and may prohibit or limit the use by the Fund of certain portfolio management techniques or investments. The Fund does not anticipate that these guidelines will impede the Investment Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. Ratings on preferred stock issued by the Fund should not be confused with ratings on the portfolio securities held by the Fund.

Under the 1940 Act, the Fund is not permitted to issue shares of preferred stock unless immediately after such issuance the net asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred stock (expected to equal the original purchase price of the outstanding shares of preferred stock plus any accumulated and unpaid dividends thereon). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common stock unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of the liquidation value of the outstanding preferred stock. Under the Fund’s proposed capital structure, assuming the sale of shares of preferred stock representing approximately % of the Fund’s capital, the net asset value of the Fund’s portfolio is expected to be approximately % of the liquidation value of the Fund’s preferred stock. To the extent possible, the Fund intends to purchase or redeem shares of preferred stock from time to time to maintain coverage of preferred stock of at least 200%.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of the Fund and, prior to the issuance of any preferred stock, may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). Subsequent to the issuance of a class of

37

preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding shares of common stock and of preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately as a class. The Fund may not:

1. Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.

2. Make investments for the purpose of exercising control or management.

3. Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

4. Issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act or other wise as permitted by applicable law.

5. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

6. Make loans to other persons, except (i) the Fund shall not be deemed to be making a loan to the extent that the Fund purchases bonds, debentures or other corporate debt securities, preferred securities, commercial paper, pass through instruments, bank loan participation interests, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set forth in this prospectus.

7. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry, except that the Fund will invest at least 25% of its total assets in the industries comprising the financial services sector; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities.

Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without stockholder approval, provide that the Fund may not:

a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.

b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions described under “Other Investment Policies” above.

c. Purchase any securities on margin, except that the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

d. Change its policy of investing, under normal circumstances, at least 80% of the value of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in preferred securities, unless the Fund provides its stockholders with at least 60 days’ prior written notice.

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If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

The Investment Adviser of the Fund and Merrill Lynch are owned and controlled by Merrill Lynch & Co., Inc. (“ML & Co.”). Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See “Portfolio Transactions.”

DIRECTORS AND OFFICERS

The Directors of the Fund consist of individuals, of whom are not “interested persons” of the Fund as defined in the 1940 Act (the “non-interested Directors”). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Each non-interested Director is a member of the Fund’s Audit and Nominating Committee (the “Committee”). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund’s independent auditors, including resolution of disagreements regarding financial reporting between Fund management and such auditors. The Board of the Fund has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Directors. The Committee has retained independent legal counsel to assist them in connection with these duties. The Committee has not held any meetings since the Fund was incorporated on May 2, 2003.

Biographical Information

Certain biographical and other information relating to the non-interested Directors of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Investment Adviser and its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”) (“FAM/MLIM-advised funds”) and other public directorships.

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Name, Address* and Age	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds and Portfolios Overseen	Public Directorships

[To Be Provided By Amendment]

*	The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Each Director serves until his or her successor is elected and qualified or until his or her death, resignation, or removal as provided in the Fund’s By-laws, Charter or by statute.

Certain biographical and other information relating to the Director who is an “interested person” of the Fund as defined in the 1940 Act (the “interested Director”) and to the other officers of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in FAM/MLIM-advised funds and public directorships held.

Name, Address† and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Terry K. Glenn* (62)	President** and Director***	President and Director of the Fund since 2003	Chairman of the FAM/MLIM-advised funds; Chairman (Americas Region) of the Investment Adviser from 2000 to 2002; Executive Vice President of the Investment Adviser and MLIM (which terms as used herein include their corporate predecessors) from 1983 to 2002; President of FAM Distributors, Inc. (“FAMD”) from 1986 to 2002 and Director thereof from 1991 to 2002; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) from 1993 to 2002; President of Princeton Administrators, L.P. from 1988 to 2002; Director of Financial Data Services, Inc. from 1985 to 2002.	___ registered investment companies consisting of ___ portfolios	None

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Name, Address† and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of FAM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Donald C. Burke (42)	Vice President and Treasurer	Vice President and Treasurer of the Fund since 2003**	First Vice President of the Investment Adviser and MLIM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of the Investment Adviser and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.	__ registered investment companies consisting of __ portfolios	None

Bradley J. Lucido (37)	Secretary	Secretary of the Fund since 2003**	Director of the Investment Adviser since 2002; Vice President of the Investment Adviser from 1999 to 2002; attorney with the Investment Adviser since 1995; attorney in private practice from 1991 to 1995.	__ registered investment companies consisting of __ portfolios	None

Robert Peterson (50)	Vice President and Co-Portfolio Manager	Vice President and Co-Portfolio Manager since 2003**	Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000. Mr. Peterson joined Merrill Lynch in 1989 and has led MLIM’s Strategic Corporate Investment Group, a group of investment professionals specializing in products focusing on income generation, since 1992. He has experience in a wide range of fixed income products including corporate bonds, high yield bonds, preferred stocks, asset backed and mortgage backed securities. Mr. Peterson earned a bachelor’s degree and an MBA in finance from the University of South Carolina. He is a CFA Charterholder.	__ registered investment companies consisting of __ portfolios	None

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Name, Address† and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds and Portfolios Overseen	Public Directorships
John Burger (40)	Vice President and Co-Portfolio Manager	Vice President and Co-Portfolio Manager since 2003**	Director (Global Fixed Income) of MLIM since 1998; Vice President of MLIM from 1993 to 1998. Mr. Burger joined Merrill Lynch in 1986 and has been with MLIM since 1992. He has 15 years of experience as a multi-sector portfolio manager with a core expertise in credit investing and 10 years of experience investing in the investment grade, emerging market and high yield corporate debt areas. Mr. Burger received a bachelor’s degree from Cornell University and is a CFA Charterholder.	__ registered investment company consisting of __ portfolio	None

Thomas Musmanno (33)	Vice President and Co-Portfolio Manager	Vice President and Co-Portfolio Manager since 2003**	Vice President of MLIM since 1997. Mr. Musmanno joined Merrill Lynch in 1991 and has been with MLIM since 1996. Mr. Musmanno has expertise in asset-backed securities, commercial mortgage-backed securities and residential mortgages. He serves as the hedging and derivatives specialist for MLIM’s taxable fixed income funds and will be the hedging specialist for the Fund’s portfolio management team. Mr. Musmanno received a bachelor’s degree from Siena College and an MBA in Finance from St. John’s University.	__ registered investment companies consisting of __ portfolios	None

†	The address of Mr. Glenn and each officer listed is P.O. Box 9011, Princeton, New Jersey 08543-9011.
*	Mr. Glenn is a director, trustee or member of an advisory board of certain other FAM/MLIM-advised funds. Mr. Glenn is an “interested person,” as defined in the 1940 Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P.
**	Elected by and serves at the pleasure of the Board of Directors of the Fund.
***	As Director, Mr. Glenn serves until his successor is elected and qualified or until his death or resignation, or removal as provided in the Fund’s By-laws or Charter or by statute, or until December 31 of the year in which he turns 72.

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In the event that the Fund issues preferred stock, holders of shares of preferred stock, voting as a separate class, will be entitled to elect two of the Fund’s Directors, and the remaining Directors will be elected by all holders of capital stock, voting as a single class. See “Description of Capital Stock.”

Share Ownership

Information relating to each Director’s share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director (“Supervised Merrill Lynch Funds”) as of December 31, 2002 is set forth in the chart below.

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in Supervised Merrill Lynch Funds*
Interested Director:
[To Be Provided By Amendment]
Terry K. Glenn

Non-interested Director:

*	For the number of FAM/MLIM-advised funds from which each Director receives compensation, see the table above under “Directors and Officers — Biographical Information.”

As of the date of this prospectus, the Investment Adviser owned all of the outstanding shares of common stock of the Fund; none of the Directors and officers of the Fund owned any outstanding shares of the Fund. As of the date of this prospectus, none of the non-interested Directors of the Fund nor any of their immediate family members owned beneficially or of record any securities in ML & Co.

Compensation of Directors

Pursuant to its investment advisory agreement with the Fund (the “Investment Advisory Agreement”), the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or its subsidiaries as well as such Directors’ actual out-of-pocket expenses relating to attendance at meetings.

Each non-interested Director receives an aggregate annual retainer of $ for his or her services to FAM/MLIM-advised funds, including the Fund. The portion of the annual retainer allocated to each FAM/MLIM-advised fund is determined quarterly based on the relative net assets of each such fund. In addition, each non-interested Director receives a fee per in-person Board meeting attended and per in-person Committee meeting attended. The aggregate annual per meeting fees paid to each non-interested Director total $ for all FAM/MLIM-advised funds for which that Director serves and are allocated equally among those funds.

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The following table sets forth the estimated compensation to be paid by the Fund to the non-interested Directors projected through the end of the Fund’s first full fiscal year and the aggregate compensation paid to them from all registered FAM/MLIM-advised funds for the calendar year ended December 31, 2002.

Name	Position with Fund	Estimated Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Fund and other FAM/MLIM- Advised Funds

[To Be Provided By Amendment]

INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

The Investment Adviser, which is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch, provides the Fund with investment advisory and administrative services. The Investment Adviser acts as the investment adviser to more than 100 registered investment companies and offers investment advisory services to individuals and institutional accounts. As of February 2003, the Investment Adviser and its affiliates, including MLIM, had a total of approximately $439 billion in investment company and other portfolio assets under management, including approximately $260 billion in fixed income assets. This amount includes assets managed by certain affiliates of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services, Inc. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

The Investment Advisory Agreement provides that, subject to the direction of the Fund’s Board of Directors, the Investment Adviser is responsible for the actual management of the Fund’s portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors.

The Fund’s portfolio managers will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. The Investment Adviser will also be responsible for the performance of certain management services for the Fund. The Fund will be managed by a team of investment professionals from the Investment Adviser. The co-portfolio managers primarily responsible for the Fund’s day-to-day management are John Burger, Robert Peterson and Thomas Musmano.

     For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of     % of the Fund’s average daily net assets, plus the proceeds of any outstanding borrowings used for leverage (“average daily net assets” means the average daily value of the total assets of the Fund, including the amount obtained from leverage and any proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of preferred stock). For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Fund for each day during the month. It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund’s average daily net assets.

     The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays

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all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of preparing, printing and mailing proxies, listing fees, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, Commission fees, fees and expenses of non-interested Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Certain accounting services are provided to the Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Fund. The Fund will pay the costs of these services. In addition, the Fund will reimburse the Investment Adviser for certain additional accounting services.

Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

     In connection with the Board of Director’s consideration of the Investment Advisory Agreement, the Board reviewed information derived from a number of sources and covering a range of issues relating to, among other things, alternatives to the Investment Advisory Agreement. [To Be Completed By Amendment]

     Based on the information reviewed and the discussions, the Board of Directors, including a majority of the non-interested Directors, concluded that it was satisfied with the nature and quality of the services to be provided by the Investment Adviser to the Fund and that the advisory fee rate was reasonable in relation to such services. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.

Code of Ethics

The Fund’s Board of Directors approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Fund and the Investment Adviser. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors, the Investment Adviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Investment Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory

45

Agreement and the expense of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Investment Adviser in servicing all of its accounts and such research might not be used by the Investment Adviser in connection with the Fund.

Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund’s dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the 1940 Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Directors have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Directors will reconsider this matter from time to time.

Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Fund also has retained an affiliated entity of the Investment Adviser as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. That entity may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by that entity or in registered money market funds advised by the Investment Adviser or its affiliates.

Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal.

Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Investment Adviser or its affiliates. Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of

46

securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate act as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Portfolio Turnover

Generally, the Fund does not purchase securities for short term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to the Investment Adviser. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Fund’s annual portfolio turnover rate, under normal circumstances, should be less than 100%. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund and also has certain tax consequences for stockholders.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute dividends from its net investment income monthly to holders of common stock. It is expected that the Fund will commence paying dividends to holders of common stock within approximately 90 days of the date of this prospectus. From and after issuance of the preferred stock, monthly dividends to holders of common stock normally will consist of net investment income remaining after the payment of dividends on the preferred stock. The Fund currently intends either to pay out less than the entire amount of net investment income earned in any particular period or pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of dividend distributions. As a result, the dividend paid by the Fund to holders of common stock for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to attempt to maintain a more stable level of distributions to stockholders and may choose not to do so. For Federal tax purposes, the Fund is required to distribute substantially all of its net investment income for each calendar year. All net realized capital gains, if any, will be distributed pro rata at least annually to holders of common stock and any preferred stock.

While any indebtedness is outstanding, the Fund may not declare any cash dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

While any shares of preferred stock are outstanding, the Fund may not declare any cash dividend or other distribution on its common stock, or purchase any such capital stock, unless at the time of such declaration, (1) all accumulated preferred stock dividends have been paid and (2) the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred stock (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

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See “Automatic Dividend Reinvestment Plan” for information concerning the manner in which dividends and distributions to common stockholders may be automatically reinvested in shares of common stock. Dividends and distributions may be taxable to stockholders whether they are reinvested in shares of the Fund or received in cash.

The yield on the Fund’s common stock will vary from period to period depending on factors including, but not limited to, the length of the initial investment period, market conditions, the timing of the Fund’s investment in portfolio securities, the securities comprising the Fund’s portfolio, the ability of the issuers of the portfolio securities to pay dividends or interest on such securities, changes in interest rates including changes in the relationship between short term rates and long term rates, the amount and timing of borrowings and the issuance of the Fund’s preferred stock or debt securities, the effects of leverage on the common stock discussed above under “Risks and Special Considerations of Leverage,” the timing of the investment of leverage proceeds in portfolio securities, the Fund’s net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on Fund shares.

TAXES

General

     The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as it so qualifies, in any taxable year in which it distributes at least 90% of its income, the Fund (but not its stockholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of such income. If, in any taxable year, the Fund fails to qualify as a RIC under the Code, the Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits to its stockholders would be taxable as ordinary income.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

The Internal Revenue Service (the “IRS”) has taken the position in a revenue ruling that if a RIC has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class’ proportionate share of particular types of income, including net long term capital gains and ordinary income dividends eligible for the dividends received deduction, discussed below. A class’s proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, if both common stock and preferred stock are outstanding, the Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with the classes’ proportionate shares of such income. Thus, capital gain dividends and any dividends eligible for the Dividends Received Deduction will be allocated between the holders of common stock and any preferred stock in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

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Dividends paid by the Fund from its ordinary income or from an excess of net short term capital gains over net long term capital losses (together referred to hereafter as “ordinary income dividends”) are taxable to stockholders as ordinary income. Distributions made from an excess of net long term capital gains over net short term capital losses (including gains or losses from certain transactions in futures and options) (“capital gain dividends”) are taxable to stockholders as long term capital gains, regardless of the length of time the stockholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received by the stockholder with respect to those shares. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Generally not later than 60 days after the close of its taxable year, the Fund will provide its stockholders with a written notice designating the amounts of any capital gain dividends, as well as dividends eligible for the Dividends Received Deduction or foreign tax credit, if any.

Dividends are taxable to stockholders even though they are reinvested in additional shares of the Fund. If the Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its stockholders on December 31 of the year in which the dividend was declared.

A portion of the Fund’s ordinary income dividends may be eligible for the Dividends Received Deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate any dividends eligible for the Dividends Received Deduction between the holders of common stock and any preferred stock in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law. A holder of shares of common stock (a) that is taxed as a corporation for Federal income tax purposes, (b) meets applicable holding period and taxable income requirements of section 246 of the Code, (c) is not subject to the “debt-financed portfolio stock” rules of section 246A of the Code with respect to its investment in common stock and (d) is otherwise entitled to the Dividends Received Deduction can claim a deduction in an amount equal to 70% of the dividends received on shares of common stock which are designated by the Fund as qualifying for the Dividends Received Deduction. However, the Fund expects its portfolio to consist primarily of “hybrid” or taxable preferred stock. Consequently, most of the Fund’s distributions generally will not qualify for the Dividends Received Deduction. In addition, most dividends from the Fund are not expected to be excludable from an individual’s taxable income under certain proposals currently under discussion by federal government officials. Because discussion of these proposals is ongoing, the impact of the proposals on the Fund and its stockholders cannot be predicted.

If the Fund utilizes leverage through borrowings, it may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. See “Risks and Special Considerations of Leverage.” Additionally, if any time when shares of preferred stock are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of common stock until the asset coverage is restored. See “Dividends and Distributions.” Limits on the Fund’s payment of dividends may prevent the Fund from distributing at least 90% of its net investment income and may therefore jeopardize the Fund’s qualification for taxation as a RIC and/or may subject the Fund to the 4% excise tax described above. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund may, in its sole discretion, redeem shares of preferred stock in order to maintain or restore the requisite asset coverage

49

and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restriction of its dividend payments.

As noted above, the Fund must distribute annually at least 90% of its net investment income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred stock that the Fund has the authority to issue may raise an issue as to whether distributions on such preferred stock are “preferential” under the Code and therefore not eligible for the dividends paid deduction. In the event the Fund determines to issue preferred stock, the Fund intends to issue preferred stock that counsel advises will not result in the payment of a preferential dividend. If the Fund ultimately relies on a legal opinion in the event it issues such preferred stock, there is no assurance that the IRS would agree that dividends on the preferred stock are not preferential. If the IRS successfully disallowed the dividends paid deduction for dividends on the preferred stock, the Fund could lose the benefit of the special treatment afforded RICs under the Code.

Upon the sale or exchange of Fund shares held as a capital asset, a stockholder may realize a capital gain or loss which will be long-term or short-term depending on the stockholder’s holding period for the shares. Generally, gain or loss will be long-term if the shares have been held for more than one year. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss..

Ordinary income dividends paid to stockholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

Under certain Code provisions, some stockholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, stockholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Stockholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. In addition, a foreign tax credit may be claimed with respect to withholding tax on a dividend only if the stockholder meets certain holding period requirements. The Fund also must meet these holding period requirements, and if the Fund fails to do so, it will not be able to “pass through” to stockholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Fund. If the Fund satisfies the holding period requirements and more than 50% in value of its total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the IRS pursuant to which stockholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such

50

proportionate shares as taxes paid by them, and deduct their proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, moreover, may be claimed by noncorporate stockholders who do not itemize deductions. A stockholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such stockholder. The Fund will report annually to its stockholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For this purpose, the Fund will allocate foreign taxes and foreign source income between common stock and any preferred shares according to a method similar to that described above for the allocation of capital gains and other types of income.

The Fund may invest in debt instruments rated in the lower rating categories of nationally recognized rating organizations and in unrated securities, including high yield bonds (commonly referred to as “junk” bonds). Some of these junk bonds may be purchased at a discount and may therefore cause the Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such junk bonds may be treated as dividends for Federal income tax purposes; in such case, if the issuer of the junk bonds is a domestic corporation, such amounts may be eligible for the Dividends Received Deduction to the extent of the deemed dividend portion of such interest payments.

The Fund may invest up to 10% of its total assets in securities of other investment companies. If the Fund purchases shares of an investment company (or another entity having significant passive income or assets) organized under foreign law, the Fund may be treated as owning shares in a passive foreign investment company (“PFIC”) for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest (the “interest charge”), on a portion of the distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Fund as a dividend to its stockholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, the Fund could elect to “mark to market” at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares over their adjusted basis and as ordinary loss any decrease in such value to the extent it did not exceed prior increases. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to excess distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs.

The Federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require the Fund to treat payments received under such arrangements as ordinary income and to amortize such payments under certain circumstances. The Fund does not anticipate that its activity in this regard will affect its qualification as a RIC.

Certain of the Fund’s transactions will be subject to special provisions of the Code that, among other things, may affect the character (ordinary versus capital) of gains and losses by the Fund, may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to stockholders.

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The Fund may write (i.e., sell) call and put options on securities, purchase call and put options on securities and engage in transactions in financial futures and related options on such futures. In general, unless an election is available to the Fund or an exception applies, such options and futures contracts that are “Section 1256 contracts” will be “marked to market” for Federal income tax purposes at the end of each taxable year (i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year) and gain or loss from Section 1256 contracts will be 60% long term and 40% short term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to stockholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rate with respect to its investments.

Code Section 1092, which applies to certain “straddles,” may affect the taxation of the Fund’s sales of securities and transactions in swaps, options and futures. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in swaps, options and futures.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Ordinary income and capital gain dividends also may be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. government obligations. State law varies as to whether dividend income attributable to U.S. government obligations is exempt from state income tax.

Stockholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a stockholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by EquiServe, L.P. (“EquiServe”), as agent for stockholders in administering the Plan (the “Plan Agent”), in additional shares of common stock of the Fund. Stockholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in the Plan. Stockholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by EquiServe, as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to EquiServe, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

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Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of stockholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder’s name and held for the account of beneficial owners who are to participate in the Plan.

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There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Taxes.”

Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at 150 Royall Street, Canton, Massachusetts 02021.

MUTUAL FUND INVESTMENT OPTION

Purchasers of shares of common stock of the Fund in this offering will have an investment option consisting of the right to reinvest the net proceeds from a sale of such shares (the “Original Shares”) in Class A initial sales charge shares of certain FAM/MLIM advised open-end mutual funds (“Eligible Class A Shares”) at their net asset value, without the imposition of the initial sales charge, if the conditions set forth below are satisfied. First, the net proceeds from the sale of Original Shares must be immediately reinvested in Eligible Class A Shares. Second, the Original Shares must either have been acquired in this offering or be shares representing reinvested dividends from shares of common stock acquired in this offering. Third, there must be a minimum purchase of $250 to be eligible for the investment option. Class A shares of certain of the mutual funds are subject to an account maintenance fee at an annual rate of up to 0.25% of the average daily net asset value of such mutual fund. The Eligible Class A Shares may be redeemed at any time at the next determined net asset value, subject in certain cases to a redemption fee.

NET ASSET VALUE

Net asset value per share of common stock is determined Monday through Friday as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each business day during which the NYSE is open for trading. For purposes of determining the net asset value of a share of common stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of any outstanding shares of preferred stock is divided by the total number of shares of common stock outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

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The Fund makes available for publication the net asset value of its shares of common stock determined as of the last business day each week. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron’s, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

     Generally, portfolio securities are valued at the last sale price on the national securities exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for the listed securites in which there were no sales during the day. Certain portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless this method no longer produces fair valuations. Repurchase agreements are valued at cost plus accrued interest. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer’s future prosperity, liquidation value or third party transactions involving the issuer’s securities. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

DESCRIPTION OF CAPITAL STOCK

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which shares initially are classified as common stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. The Fund may reclassify an amount of unissued common stock as preferred stock and at that time offer shares of preferred stock. See “Risks and Special Considerations of Leverage.”

Common Stock

Shares of common stock, when issued and outstanding, will be fully paid and non-assessable. Stockholders are entitled to share pro rata in the net assets of the Fund available for distribution to stockholders upon liquidation of the Fund. Stockholders are entitled to one vote for each share held.

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In the event that the Fund issues preferred stock and so long as any shares of the Fund’s preferred stock are outstanding, holders of common stock will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred stock have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. See “Risks and Special Considerations of Leverage.”

The Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its stockholders.

The Investment Adviser provided the initial capital for the Fund by purchasing ______ shares of common stock of the Fund for $________. As of the date of this prospectus, the Investment Adviser owned 100% of the outstanding shares of common stock of the Fund. The Investment Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

Preferred Stock

It is anticipated that the Fund’s shares of preferred stock will be issued in one or more series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the holders of common stock. Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred stock so long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of common stock have no preemptive right to purchase any shares of preferred stock that might be issued. It is anticipated that the net asset value per share of the preferred stock will equal its original purchase price per share plus accumulated dividends per share.

The Fund’s Board of Directors has declared its intention to authorize an offering of shares of preferred stock (representing approximately % of the Fund’s capital immediately after the issuance of such preferred stock) within approximately three to six months after completion of the offering of common stock, subject to market conditions and to the Board’s continuing to believe that leveraging the Fund’s capital structure through the issuance of preferred stock is likely to achieve the benefits to the holders of common stock described in the prospectus. Although the terms of the preferred stock, including its dividend rate, voting rights, liquidation preference and redemption provisions will be determined by the Board of Directors (subject to applicable law and the Fund’s Charter), the initial series of preferred stock will be structured to carry either a relatively short term dividend rate, in which case periodic redetermination of the dividend rate will be made at relatively short intervals (generally seven or 28 days), or a medium term dividend rate, in which case periodic redetermination of the dividend rate will be made at intervals of up to five years. In either case, such redetermination of the dividend rate will be made through an auction or remarketing procedure. The Board also has indicated that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred stock will be as stated below.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of shares of preferred stock will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus an amount equal to accumulated and unpaid dividends whether or not earned or declared) before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred stockholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Fund will not be deemed to be a liquidation, dissolution or winding up of the Fund.

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Voting Rights. Except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of shares of preferred stock will have equal voting rights with holders of shares of common stock (one vote per share) and will vote together with holders of common stock as a single class. In connection with the election of the Fund’s Directors, holders of shares of preferred stock, voting as a separate class, will be entitled to elect two of the Fund’s Directors, and the remaining Directors will be elected by all holders of capital stock, voting as a single class. So long as any preferred stock is outstanding, the Fund will have not less than five Directors. If at any time dividends on shares of the Fund’s preferred stock shall be unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding shares of preferred stock, voting as a separate class, will be entitled to elect a majority of the Fund’s directors until all dividends in default have been paid or declared and set apart for payment. The affirmative vote of the holders of a majority of the outstanding shares of the preferred stock, voting as a separate class, will be required to (i) authorize, create or issue any class or series of stock ranking prior to any series of preferred stock with respect to payment of dividends or the distribution of assets on liquidation or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of preferred stock.

Redemption Provisions. It is anticipated that shares of preferred stock will generally be redeemable at the option of the Fund at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption plus, under certain circumstances, a redemption premium. Shares of preferred stock will also be subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain asset coverage requirements for the preferred stock specified by the rating agencies that issue ratings on the preferred stock.

Certain Provisions of the Charter and By-Laws

The Fund’s Charter include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office with or without cause but only by vote of the holders of at least 66 2/3% of the shares entitled to vote in an election to fill that directorship.

In addition, the Charter requires the favorable vote of the holders of at least 66 2/3% of the Fund’s shares to approve, adopt or authorize the following:
•	a merger or consolidation or statutory share exchange of the Fund with any other corporation;
•	a sale of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities); or
•	a liquidation or dissolution of the Fund;

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the By-laws, in which case the affirmative vote of a majority of the Fund’s shares of capital stock is required. Following any issuance of preferred stock by the Fund, it is anticipated that the approval, adoption or authorization of the foregoing also would require the favorable vote of a majority of the Fund’s shares of preferred stock then entitled to be voted, voting as a separate class.

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In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund’s Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the favorable vote of the holders of at least 66 2/3% of the Fund’s outstanding shares of capital stock (including any preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by two-thirds of the total number of Directors fixed in accordance with the By-laws), and, assuming preferred stock is issued, the affirmative vote of a majority of outstanding shares of preferred stock of the Fund, voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the stockholders. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common stock would no longer be listed on a stock exchange.

Conversion to an open-end investment company would also require changes in certain of the Fund’s investment policies and restrictions, such as those relating to the borrowing of money and the purchase of illiquid securities.

The Charter and By-laws provide that the Board of Directors has the power, to the exclusion of stockholders, to make, alter or repeal any of the By-laws (except for any By-law specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the Charter, nor any of the foregoing provisions of the Charter requiring the affirmative vote of 66 2/3% of shares of capital stock of the Fund, can be amended or repealed except by the vote of such required number of shares.

The Board of Directors has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of stockholders generally. Reference should be made to the Charter on file with the Commission for the full text of these provisions.

The Fund’s By-laws generally require that advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business at an annual meeting of stockholders. With respect to an annual meeting following the first annual meeting of stockholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 60 calendar days nor more than 90 calendar days prior to the anniversary date of the prior year’s annual meeting (subject to certain exceptions). In the case of the first annual meeting of stockholders, the notice must be given no later than the tenth calendar day following the day upon which public disclosure of the date of the meeting is first made. Any notice by a stockholder must be accompanied by certain information as provided in the By-laws.

CUSTODIAN

The Fund’s securities and cash are held under a custodian agreement with State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

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UNDERWRITING

The Fund intends to offer the shares through the underwriters. Merrill Lynch, Pierce, Fenner & Smith Incorporated acting as representative of the underwriters named below. Subject to the terms and conditions contained in a purchase agreement between the Fund and the Investment Adviser and the underwriters, the Fund has agreed to sell to the underwriters, and the underwriters severally have agreed to purchase from the Fund, the number of shares listed opposite their names below.

Underwriters	Number of Shares
Merrill Lynch, Pierce, Fenner & Smith Incorporated

Total

The underwriters have agreed to purchase all of the shares sold pursuant to the purchase agreement if any of these shares are purchased. If an underwriter defaults, the purchase agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the purchase agreement may be terminated.

The Fund and the Investment Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the purchase agreement, such as the receipt by the underwriters of officer’s certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

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Commissions and Discounts

The underwriters have advised the Fund that they propose initially to offer the shares to the public at the initial public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $ per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $ per share to other dealers. There is a sales charge or underwriting discount of $ per share, which is equal to % of the initial public offering price per share. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for the shares of common stock purchased in the offering on or before July , 2003.

The following table shows the public offering price, underwriting discount and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Share	Without Option	With Option
Public offering price	$25.00	$	$
Underwriting discount	$	$	$
Proceeds, before expenses, to the Fund	$	$	$

The expenses of the offering, excluding underwriting discount, are estimated at $ and are payable by the Fund.

Overallotment Option

The Fund has granted the underwriters an option to purchase up to additional shares at the public offering price less the underwriting discount. The underwriters may exercise the option from time to time for 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the shares is completed, Commission rules may limit the underwriters and selling group members from bidding for and purchasing the Fund’s shares. However, the representatives may engage in transactions that stabilize the price of the shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the shares in connection with the offering, i.e., if they sell more shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing shares in the open market. The representative also may elect to reduce any short position by exercising all or part of the overallotment option described above. Purchases of the shares to stabilize its price or to reduce a short position may cause the price of the shares to be higher than it might be in the absence of such purchases.

The representative also may impose a penalty bid on underwriters and selling group members. This means that if the representative purchase shares in the open market to reduce the underwriters’ short position or to stabilize the price of such shares, they may reclaim the amount of the selling concession from the underwriters and the selling group members who sold those shares. The imposition of a penalty bid also may affect the price of the shares in that it discourages resales of those shares.

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Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representative will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

Stock Exchange Listing

Prior to this offering, there has been no public market for the shares. The Fund plans to apply to list its shares on the NYSE or another national securities exchange under the symbol “ .” In order to meet the requirements for listing, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners.

Other Relationships

The Investment Adviser (and not the Fund) also has agreed to pay a fee to Merrill Lynch quarterly at the annual rate of % of the Fund’s average daily net assets (including assets attributable to any preferred stock that may be outstanding), plus the proceeds of any outstanding borrowings used for leverage, during the continuance of the Investment Advisory Agreement. The maximum amount of this fee will not exceed ___% of the aggregate initial offering price of the common stock offered hereby; provided, that in determining when the maximum amount has been paid the value of each of the quarterly payments shall be discounted at the annual rate of 10% back to the closing date of this offering. Merrill Lynch has agreed to provide certain after-market services to the Investment Adviser designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.

The Fund anticipates that Merrill Lynch and the other underwriters may from time to time act as brokers in connection with the execution of its portfolio transactions, and after they have ceased to be underwriters, the Fund anticipates that underwriters other than Merrill Lynch may from time to time act as dealers in connection with the execution of portfolio transactions. See “Portfolio Transactions.” Merrill Lynch is an affiliate of the Investment Adviser.

The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

The transfer agent, dividend disbursing agent and registrar for the Fund’s shares is Equiserve Trust Company, N.A. P.O. Box 43011, Providence, RI 02940-3011.

ACCOUNTING SERVICES PROVIDER

State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Fund.

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LEGAL OPINIONS

Certain legal matters in connection with the shares of common stock offered hereby are passed on for the Fund by Sidley Austin Brown & Wood LLP, New York, New York. Certain legal matters will be passed on for the underwriters by .

INDEPENDENT AUDITORS AND EXPERTS

, independent auditors, have audited the statement of assets and liabilities of the Fund as of , 2003 which is included in this prospectus and Registration Statement. The statement of assets and liabilities is included in reliance upon their report, which is also included in this prospectus and in the Registration Statement, given on their authority as experts in accounting and auditing.

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports and other information with the Commission. Any such reports and other information, including the Fund’s Code of Ethics, can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the Commission: Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of Exchange .

Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Commission in Washington, D.C. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

62

Report of Independent Auditors

To the Board of Directors and Stockholder, Preferred Income Strategies Fund II, Inc.

We have audited the accompanying statement of assets and liabilities of Preferred Income Strategies Fund II, Inc. (the “Fund”) as of _________, 2003. This statement of assets and liabilities is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Preferred Income Strategies Fund II, Inc. at _______ __, 2003 in conformity with accounting principles generally accepted in the United States.

MetroPark, New Jersey __________ __, 2003

63

PREFERRED INCOME STRATEGIES FUND II, INC.

STATEMENT OF ASSETS AND LIABILITIES , 2003

ASSETS:
Cash	$
Prepaid registration fees and Offering Costs (Note 1)

Total assets
LIABILITIES:
Liabilities and accrued expenses (Note 1)

NET ASSETS:	$

NET ASSETS CONSIST OF:
Common Stock, par value $.10 per share; 200,000,000 shares authorized; _______ shares issued and outstanding (Note 1)	$
Paid-in Capital in excess of par

Net Assets-Equivalent to $_______ net asset value per share based on _______ shares of capital stock outstanding (Note 1)	$

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

Note 1. Organization

The Fund was incorporated under the laws of the State of Maryland on May 2, 2003 and is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company and has had no operations other than the sale to Fund Asset Management, L.P. (the “Investment Adviser”) of an aggregate of _______ shares for $_________ on ________, 2003. The General Partner of the Investment Adviser is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. Certain officers and/or directors of the Fund are officers of the Investment Adviser.

The Investment Adviser, on behalf of the Fund, will incur organization costs estimated at $_____. Direct costs relating to the public offering of the Fund’s shares will be charged to capital at the time of issuance of shares.

Note 2. Investment Advisory Arrangements

The Fund has engaged the Investment Adviser to provide investment advisory and management services to the Fund. The Investment Adviser will receive a monthly fee for advisory and management services at an annual rate equal to % of the Fund’s average daily net assets, plus the proceeds of any outstanding borrowings used for leverage.

Note 3. Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to stockholders.

64

Through and including __________ ___, 2003 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

Shares

Preferred Income Strategies Fund II, Inc.

Common Stock

PROSPECTUS

Merrill Lynch & Co.

_________ __, 2003

-0503

PART C. OTHER INFORMATION

Item 24. Financial Statements And Exhibits.

(1)	Financial Statements

Independent Auditors’ Report

Statement of Assets and Liabilities as of , 2003.

Exhibits		Description
(a)	—	Articles of Incorporation of the Registrant.
(b)	—	By-laws of the Registrant.
(c)	—	Not applicable.
(d)(1)	—	Portions of the Articles of Incorporation and By-laws of the Registrant defining the rights of holders of shares of common stock of the Registrant.(a)
(d)(2)	—	Form of specimen certificate for shares of common stock of the Registrant.*
(e)	—	Form of Automatic Dividend Reinvestment Plan.*
(f)	—	Not applicable.
(g)	—	Form of Investment Advisory Agreement between the Registrant and Fund Asset Management, L.P. (“FAM” or the “Investment Adviser”).*
(h)(1)	—	Form of Purchase Agreement between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”).*
(h)(2)	—	Form of Merrill Lynch Standard Dealer Agreement.*
(h)(3)	—	Form of Master Agreement Among Underwriters.*
(i)	—	Not applicable.
(j)	—	Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company (“State Street”).(b)
(k)(l)	—	Form of Transfer Agency, and Service Agreement between the Registrant and EquiServe Trust Company, N.A. and EquiServe, L.P.(c)
(k)(2)	—	Form of Administrative Services Agreement between the Registrant and State Street.(d)
(k)(3)	—	Form of Additional Compensation Agreement between FAM and Merrill Lynch.*
(k)(4)	—	Form of Securities Lending Agency Agreement.(e)
(l)	—	Opinion and Consent of Sidley Austin Brown & Wood LLP.*
(m)	—	Not applicable.
(n)	—	Consent of , independent auditors for the Registrant.*
(o)	—	Not applicable.
(p)	—	Certificate of FAM.*
(q)	—	Not applicable.*
(r)	—	Code of Ethics.(f)

(a)	Reference is made to Article IV (sections 2, 3, 4, 5, 6, 7 and 8), Article V (sections 3, 6 and 7), Article VI, Article VIII, Article IX, Article X, and Article XII of the Registrant’s Articles of Incorporation, filed as Exhibit (a) to this Registration Statement; and to Article II, Article III (sections 3.01, 3.03, 3.05 and 3.17), Article VI (section 6.02), Article VII, Article XII, Article XIII and Article XIV of the Registrant’s By-laws, filed as Exhibit (b) to this Registration Statement.
(b)	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (File No. 33-49873), filed on October 30, 2001.
(c)	Incorporated by reference to Exhibit 13 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14 of Corporate High Yield Fund, Inc. (File No. 333-10193), filed on December 31, 2002.
(d)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775) filed on March 20, 2001.
(e)	Incorporated by reference to Exhibit 8(f) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Merrill Lynch Global Technology Fund, Inc. (File No. 333-48929), filed on July 24, 2002.
(f)	Incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of Merrill Lynch Multi-State Limited Maturities Municipal Series Trust (File No. 33-50417), filed on November 22, 2000.
*	To be provided by amendment.

Item 25. Marketing Arrangements.

See Exhibits (h)(1) and (2).

C-1

Item 26. Other Expenses of Issuance and Distribution.

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees	$ *
Stock Exchange listings fee	*
Printing (other than stock certificates)	*
Engraving and printing stock certificates	*
Legal fees and expenses	*
NASD fees	*
Miscellaneous	*

Total	$ *

* To be provided by amendment.

Item 27. Persons Controlled by or Under Common Control with Registrant.

The information in the prospectus under the captions “Investment Advisory and Management Arrangements” and “Description of Capital Stock—Common Stock” and in Note 1 to the Statement of Assets and Liabilities is incorporated herein by reference.

Item 28. Number of Holders of Securities.

There will be one record holder of the Common Stock, par value $0.10 per share, as of the effective date of this Registration Statement.

Item 29. Indemnification.

Reference is made to Section 2-418 of the General Corporation Law of the State of Maryland, Article V of the Registrant’s Articles of Incorporation, Article VI of the Registrant’s By-laws and Section 6 of the Purchase Agreement, which provide for indemnification.

Article VI of the By-laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the Maryland General Corporation Law, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent legal counsel or the vote of a majority of a quorum of non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him or her in connection with proceedings to which he or she is a party in the manner and to the full extent permitted under the Maryland General Corporation Law; provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his or her good faith belief that the standard of conduct necessary for the indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it ultimately should be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (i) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his or her undertaking; (ii) the Registrant is insured against losses arising by reason of the advance; or (iii) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the Maryland General Corporation Law from liability arising from his or her activities as officer or director of the Registrant. The Registrant; however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

C-2

In Section 6 of the Purchase Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify Merrill Lynch and each person, if any, who controls Merrill Lynch within the meaning of the Securities Act of 1933 (the “1933 Act”) against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

Insofar as indemnification for liabilities arising under the 1933 Act may be provided to directors, officers and controlling persons of the Registrant and Merrill Lynch, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 30. Business And Other Connections Of The Investment Adviser.

FAM (the “Investment Adviser”), acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies.

Merrill Lynch Investment Managers, L.P. (“MLIM”), acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies, and also acts as sub-adviser to certain other portfolios.

The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

The address of the Investment Adviser, MLIM, Princeton Services, Inc. (“Princeton Services”) and Princeton Administrators, L.P. (“Princeton Administrators”) is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch and Merrill Lynch & Co., Inc. (“ML & Co.”) is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080. The address of the Fund’s transfer agent, Financial Data Services, Inc. (“FDS”), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

C-3

Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for the past two fiscal years for his, her or its own account or in the capacity of director, officer, employee, partner or trustee. Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies advised by FAM or its affiliates, and Mr. Doll is an officer of one or more such companies.

Name	Position(s) with FAM	Other Substantial Business, Profession, Vocation Or Employment
ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of MLIM

Princeton Services	General Partner	General Partner of MLIM

Robert C. Doll, Jr.	President	President of MLIM; Co-Head (Americas Region) of MLIM from 2000 to 2001 and Senior Vice President thereof from 1999 to 2000; Director of Princeton Services; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999

Donald C. Burke	First Vice President, Treasurer and Director of Taxation	First Vice President, Treasurer and Director of Taxation of MLIM; Treasurer of Princeton Services; Senior Vice President and Treasurer of Princeton Services from 1997 to 2002; Vice President of FAMD; Senior Vice President of MLIM from 1999 to 2000; First Vice President of MLIM from 1997 to 1999

Lawrence D. Haber	First Vice President	First Vice President of MLIM; Senior Vice President and Treasurer of Princeton Services

Brian A. Murdock	Senior Vice President and Chief Operating Officer	Senior Vice President of MLIM and Chief Operating Officer of MLIM Americas; Chief Investment Officer of EMEA Pacific Region and Global CIO for Fixed Income and Alternative Investments; Head of MLIM’s Pacific Region and President of MLIM Japan, Australia and Asia

Andrew J. Donohue	General Counsel	General Counsel of MLIM and Princeton Services

Item 31.  Location of Account and Records.

     All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), its investment adviser (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its custodian and transfer agent.

Item 32.  Management Services.

      Not applicable.

Item 33.  Undertakings.

     (a) The Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein (1) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (2) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

(b) The Registrant undertakes that:

(1) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

(2) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

C-4

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 7th day of May, 2003.

PREFERRED INCOME STRATEGIES FUND II, INC.
(Registrant)

By:	/s/ BRADLEY J. LUCIDO
(Bradley J. Lucido, President)

     Each person whose signature appears below hereby authorizes Bradley J. Lucido, Brian D. Stewart and David W. Clayton, or any of them, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including any Post-Effective Amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRADLEY J. LUCIDO	President (Principal Executive Officer) and Director	May 7, 2003
(Bradley J. Lucido)

/s/ BRIAN D. STEWART	Treasurer (Principal Financial and Accounting Officer) and Director	May 7, 2003
(Brian D. Stewart)

/s/ DAVID W. CLAYTON	Secretary and Director	May 7, 2003
(David W. Clayton)

C-5

EXHIBIT INDEX

(a)	—	Articles of Incorporation of the Registrant.
(b)	—	By-Laws of the Registrant.